December 23, 1998


To Shareholders of the following Series of the Exeter Fund:

     Defensive Series
     Blended Asset Series I
     Blended Asset Series II
     Maximum Horizon Series
     Flexible Yield Series I, II, and III
     Tax Managed Series

Dear Shareholder:

Enclosed is a copy of the Annual Report for each of the above Series of the Exeter Fund in which you were invested as of October 31, 1998. The reports include information about the Series performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about the Annual Reports or about the Fund.

Sincerely,



Amy J. Williams
Fund Services Manager

Exeter Fund, Inc.

Defensive Series

Annual Report
October 31, 1998

Management Discussion and Analysis

Dear Shareholders:

The U.S. economy has continued to slow over the past six months as domestic corporate profits are estimated to be growing at the second slowest pace since the 1990-91 recession, due to the continued financial problems in Asia and an
increase  in  domestic  wages.    Weak  demand  for  U.S.  exports  and global
deflationary pressures continued to limit earnings growth, while high valuation levels for large capitalization U.S. stocks contributed to disappointments for equity investors. Meanwhile, the Pacific Rim crisis has spread across one-third of the world Gross Domestic Product, leaving no country unaffected.

Even the U.S. market was not immune. The worst of the volatility hit in August, by the end of which the average stock listed on the New York Stock Exchange was down 16.23% for the year, while one out of every three NYSE stocks was down 30% or more. Perhaps of most concern looking forward, the spread between the overvaluation of the narrow, large cap U.S. stock market and the broader stock market became even wider. As a result of the high valuations and potential for sustained weakness in U.S. stock prices, we have positioned the portfolio's stock allocation away from blue chips and toward foreign stocks and other sectors that have already experienced significant declines from their highs.

On the bond side, the unsettled condition of the world's stock market has resulted in a "flight to quality," as interest rates fell. We have maintained the portfolio's significant holding in high quality, long-term bonds and are beginning to realize gains as opportunities arise.

Naturally, the difficult stock environment influenced the Defensive Series, resulting in a total return of 6.54% over the last 12 months. While our portfolio has experienced some volatility as the crisis has unfolded, we believe that our current focus on stocks with lower valuations has positioned the portfolio

Management Discussion and Analysis

to benefit in the future.

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and happy holiday season.

Sincerely,



Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:







Asset Allocation -  As of 10/31/98

Bonds                                 83%
Stocks                                15%
Cash equivalents, and other
assets, less liabilities               2%

Performance Update as of October 31, 1998




Exeter Fund, Inc. - Defensive Series


                                   Total Return
 Through      Growth of $10,000                    Average
10/31/98      Investment           Cumulative      Annual

One Year     $            10,654           6.54%      6.54%
Inception 2  $            12,157          21.57%      6.72%







Lehman Brothers Intermediate Bond Index

                                                               Total Return
Through                                   Growth of $10,000                    Average
10/31/98                                  Investment           Cumulative      Annual


One Year                                 $            10,912           9.12%      9.12%
Inception 2                              $            12,411          24.11%      7.46%









15-85 Blended Index

                                           Total Return
 Through              Growth of $10,000                    Average
10/31/98              Investment           Cumulative      Annual

One Year             $            11,129          11.29%     11.29%
Inception 2          $            13,398          33.98%     10.23%




The value of a $10,000 investment in the Exeter Fund, Inc. - Defensive
Series from its inception (11/1/95) to present
(10/31/98) as compared to the Lehman
Brothers Intermediate Bond Index and a
15-85 Blended Index. 1

[graphic]
<line chart>
Data for line chart to follow:






                             Lehman Brothers
         Exeter, Fund Inc.    Intermediate       15-85
          Defensive Series     Bond Index    Blended Index
11/01/95   10,000               10,000          10,000
04/30/96   10,116               10,116          10,301
10/31/96   10,494               10,581          10,847
04/30/97   10,704               10,765          11,243
10/31/97   11,411                11,374          12,052
04/30/98   11,910                11,728          12,768
10/31/98   12,157                12,411          13,398



1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 4,322 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 15-85 Blended Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Both Indices returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portofolio -  October 31, 1998







                                                               VALUE
                                                      SHARES   (NOTE 2)
COMMON STOCK - 14.93%

AGRICULTURAL PRODUCTION - 0.02%
Sylvan, Inc.*                                             75  $  1,003
                                                              ---------

AMUSEMENT & RECREATIONAL SERVICES - 0.06%
 Resorts World Bhd. - ADR (Note 7)**                   1,150     3,432
                                                              ---------

APPAREL - 0.71%
Liz Claiborne, Inc.                                    1,350    39,656
Novel Denim Holdings Ltd.*                                75     1,144
                                                              ---------
                                                                40,800
                                                              ---------
BUSINESS SERVICES - 0.46%
National Data Corp.                                      775    26,253
                                                              ---------

CHEMICAL & ALLIED PRODUCTS - 1.77%
  BIOLOGICAL PRODUCTS - 0.55%
  Cypress Bioscience, Inc.*                              175       514
   Sigma-Aldrich Corp.                                 1,000    30,906
                                                              ---------
                                                                31,420
                                                              ---------
  PHARMACEUTICAL PREPARATIONS - 1.22%
   Pharmacia & Upjohn, Inc.                              725    38,380
   Teva Pharmaceutical Industries Ltd.- ADR (Note 7)     800    31,550
                                                              ---------
                                                                69,930
                                                              ---------
                                                               101,350
                                                              ---------
COMMUNICATIONS - 0.01%
Granite Broadcasting Corp.*                              125       641
                                                              ---------

COMPUTER EQUIPMENT - 0.68%
Bell & Howell Co.*                                        75     1,988
International Game Technology                          1,650    37,228
                                                              ---------
                                                                39,216
                                                              ---------

COMPUTER INTEGRATED SYSTEMS DESIGN - 0.01%
Apache Medical Systems, Inc.*                            300       356
                                                              ---------



The accompanying notes are an integral part of the financial statements.
4

Investment Portfolio -  October 31, 1998



                                             Shares     Value
                                                       (note2)


CRUDE PETROLEUM & NATURAL GAS - 1.05%
Gulf Canada Resources Ltd.- ADR (Note 7)        5,100  $ 19,125
Petroleo Brasileiro S.A. (Petrobras) -
   ADR (Note 7)                                 3,275    41,182
                                                       --------
                                                         60,307
                                                       --------
DIAMONDS - 0.48%
 De Beers Centenary AG - ADR (Note 7)           1,900    27,313
                                                       --------

ELECTRONICS & ELECTRICAL EQUIPMENT - 2.47%
Gold Peak Industries Ltd. (Hong Kong)(Note 7)   3,000       804
Motorola, Inc.                                    825    42,900
Philips Electronics N.V. - ADR (Note 7)         1,275    69,966
Scientific-Atlanta, Inc.                           75     1,120
Texas Instruments, Inc.                           400    25,575
The Carbide/Graphite Group, Inc.*                  50       625
Ultralife Batteries, Inc.*                        125       668
                                                       --------
                                                        141,658
                                                       --------
GLASS PRODUCTS - 0.55%
Corning, Inc.                                     850    30,866
Libbey, Inc.                                       25       775
                                                       --------
                                                         31,641
                                                       --------
HEALTH SERVICES - 0.44%
MedPartners, Inc.*                              7,100    25,294
                                                       --------

INDUSTRIAL & COMMERCIAL MACHINERY - 0.05%
Comfort Systems USA, Inc.*                         50       950
Lam Research Corp.*                                50       722
NN Ball & Roller, Inc.                            150     1,012
                                                       --------
                                                          2,684
                                                       --------
JEWELRY  - 0.03%
Jostens, Inc.                                      75     1,692
                                                       --------

PAPER & ALLIED PRODUCTS - 0.03%
Schweitzer-Mauduit International, Inc.             50       909
Stone Container Corp.                             100       956
                                                       --------
                                                          1,865
                                                       --------



The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio -  October 31, 1998






                                                  Shares     Value
                                                            (note2)


PRINTING & PUBLISHING - 0.02%
Scholastic Corp.*                                      25  $    986
                                                           --------
REFUSE SYSTEMS - 0.01%
Newpark Resources, Inc.                                75       708
                                                           --------

RETAIL - SPECIALTY STORES - 0.27%
Hancock Fabrics, Inc.                               1,550    13,466
 Talbots, Inc.                                        100     2,269
                                                           --------
                                                             15,735
                                                           --------

SOFTWARE - 0.92%
 Oracle Corp.*                                      1,775    52,473
                                                           --------

TECHNICAL INSTRUMENTS & SUPPLIES - 3.34%
  MEASURING & CONTROLLING DEVICES - 2.16%
  Millipore Corp.                                   2,625    64,640
  Teradyne, Inc.*                                   1,825    59,313
                                                           --------
                                                            123,953
                                                           --------
  OPTICAL SUPPLIES - 0.02%
  Sola International Inc.*                             50       959
                                                           --------

  PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.15%
  Eastman Kodak Co.                                   850    65,875
                                                           --------

  SURGICAL & MEDICAL INSTRUMENTS - 0.01%
  CardioGenesis Corp.*                                 75       384
                                                           --------
                                                            191,171
                                                           --------
TELECOMMUNICATION SERVICES - 0.42%
Microcell Telecommunications, Inc. - ADR* (Note 7)    175       908
Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR* (Note 7)                                      305    23,161
                                                           --------
                                                             24,069
                                                           --------
TESTING LABORATORIES - 0.01%
Paradigm Geophysical Ltd.*                            125       695
                                                           --------

TEXTILE MILL PRODUCTS - 0.02%
Albany International Corp. - Class A                   75     1,369
                                                           --------



The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio -  October 31, 1998







                                                   Shares/Principal  Value
                                                   Amount            (note2)


TRANSPORTATION - 1.10%
  RAILROAD - 1.08%
  Canadian National Railway Co. Ltd. - ADR (Note 7)    1,200         $  60,525
  Guangshen Raiway - ADR (Note 7)                        200             1,500
                                                                     ---------
                                                                        62,025
                                                                     ---------
  WATER - 0.02%
  Trico Marine Services, Inc.*                           150             1,069
                                                                     ---------
                                                                        63,094
                                                                     ---------
TOTAL COMMON STOCK
   (Identified Cost $959,181)                                          855,805
                                                                     ---------

U.S. TREASURY SECURITIES - 75.26%

U.S. TREASURY BONDS - 18.14%
U.S. Treasury Bond, 6.50%, 5/15/2005               $ 625,000           695,313
U.S. Treasury Bond, 7.50%, 11/15/2024                 20,000            25,956
U.S. Treasury Bond, 6.875%, 8/15/2025                210,000           254,822
U.S. Treasury Bond, 6.50%, 11/15/2026                 55,000            63,989
                                                                     ---------

TOTAL U.S. TREASURY BONDS
   (Identified Cost $947,719)                                        1,040,080
                                                                     ---------

U.S. TREASURY NOTES - 57.12%
U.S. Treasury Note, 6.00%, 8/15/1999                 295,000           298,411
U.S. Treasury Note, 7.50%, 10/31/1999                 30,000            30,872
U.S. Treasury Note, 5.50%, 3/31/2000                 125,000           126,914
U.S. Treasury Note, 6.125%, 9/30/2000                660,000           681,657
U.S. Treasury Note, 5.625%, 2/28/2001                960,000           987,300
U.S. Treasury Note, 7.50%, 11/15/2001                 50,000            54,391
U.S. Treasury Note, 6.25%, 6/30/2002                 150,000           159,328
U.S. Treasury Note, 5.875%, 9/30/2002                275,000           289,523
U.S. Treasury Note, 6.25%, 2/15/2003                 215,000           230,588
U.S. Treasury Note, 5.875%, 2/15/2004                 75,000            80,250
U.S. Treasury Note, 7.25%, 8/15/2004                  65,000            74,039
U.S. Treasury Note, 6.125%, 8/15/2007                  5,000             5,513
U.S. Treasury Note, 5.50%, 2/15/2008                 240,000           256,200


TOTAL U.S. TREASURY NOTES
   (Identified Cost $3,183,066)                                      3,274,986
                                                                     ---------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $4,130,785)                                      4,315,066
                                                                     ---------



The accompanying notes are an integral part of the financial statements.
7

Investment Portoflio -  October 31, 1998






                                        Shares/Principal  Value
                                          Amount         (note2)


U.S. GOVERNMENT AGENCIES - 7.35%

MORTGAGE BACKED SECURITIES
GNMA, Pool #365225, 9.00%, 11/15/2024   $ 40,105         $   42,712
GNMA, Pool #398655, 6.50%, 5/15/2026      44,779             45,269
GNMA, Pool #473373, 9.00%, 2/15/2027      32,074             34,159
GNMA, Pool #452826, 9.00%, 1/15/2028     188,021            200,243
GNMA, Pool #460820, 6.00%, 6/15/2028      99,606             98,736
                                                         ----------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $420,930)                               421,119
                                                         ----------

SHORT-TERM INVESTMENTS - 1.51%
Dreyfus Treasury Cash Management Fund     86,627             86,627
   (Identified Cost $86,627)                             ----------


TOTAL INVESTMENTS - 99.05%
   (Identified Cost $5,597,523)                           5,678,617

OTHER ASSETS, LESS LIABILITIES - 0.95%                       54,542
                                                         ----------

NET ASSETS - 100%                                        $5,733,159
                                                         ==========




*   Non-income producing security
** Security priced by the Advisor







FEDERAL TAX INFORMATION:

At October 31, 1998, the net unrealized appreciation based on identified cost for Federal income tax purposes of $5,611,130 was as follows:

Aggregate gross unrealized appreciation for all
Investments in which there was an excess of
Value over tax cost                                            $ 221,007

Aggregate gross unrealized depreciation for all
Investments in which there was an excess of tax
Cost over value                                                 (153,520)
                                                               ----------

UNREALIZED APPRECIATION -  NET                                 $  67,487
                                                               ==========





The accompanying notes are an integral part of the financial statements.
8

Statement of Assets and Liabilities







OCTOBER 31, 1998

ASSETS:

Investments, at value (identified cost $5,597,523)(Note 2)  $5,678,617
Cash                                                            45,817
Interest receivable                                             59,112
Dividends receivable                                               851
                                                            ----------

TOTAL ASSETS                                                 5,784,397
                                                            ----------


LIABILITIES:

Accrued management fees                                          2,742
Accrued Directors' fees (Note 3)                                 6,773
Transfer agent fees payable (Note 3)                               911
Payable for fund shares repurchases                             20,915
Audit fee payable                                               9,631
Other payables and accrued expenses                             10,266
                                                            ----------

TOTAL LIABILITIES                                               51,238
                                                            ----------

 NET ASSETS FOR 528,593 SHARES OUTSTANDING                  $5,733,159
                                                            ==========


NET ASSETS CONSIST OF:

Capital stock                                               $    5,286
Additional paid-in-capital                                   5,539,624
Undistributed net investment income                             99,985
Accumulated net realized gain on investments                     7,170
Net unrealized appreciation on investments                      81,094
                                                            ----------

TOTAL NET ASSETS                                            $5,733,159
                                                            ==========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
    ($5,733,159/528,593 shares)                             $    10.85
                                                            ==========



The accompanying notes are an integral part of the financial statements.

Statement of Operations




FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Interest                                                  $185,863
 Dividends (Net of foreign taxes withheld, $307)            11,587
                                                          ---------

Total Investment Income                                    197,450
                                                          ---------


EXPENSES:

Management fees (Note 3)                                    30,356
Directors' fees (Note 3)                                     7,696
Transfer agent fees (Note 3)                                   911
Audit fee                                                   11,250
Custodian fee                                                6,500
Registration and filing fees                                 6,100
Miscellaneous                                                2,746
                                                          ---------

Total Expenses                                              65,559

Less Reduction of Expenses (Note 3)                        (27,614)
                                                          ---------

Net Expenses                                                37,945
                                                          ---------

NET INVESTMENT INCOME                                      159,505
                                                          ---------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)    13,980
Net change in unrealized appreciation on investments        55,114
                                                          ---------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                           69,094
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $228,599
                                                          =========



The accompanying notes are an integral part of the financial statements.
10

Statements of Changes in Net Assets





                                                         For the        For the
                                                         Year Ended     Year Ended
                                                          10/31/98       10/31/97
                                                        -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                        159,505   $     62,693
Net realized gain on investments                              13,980         27,310
Net change in unrealized appreciation on investments          55,114         27,116
                                                        -------------  -------------

Net increase from operations                                 228,599        117,119
                                                        -------------  -------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (91,449)       (41,851)
From net realized gain on investments                        (34,079)        (6,511)
                                                        -------------  -------------

Total distribution to shareholders                          (125,528)       (48,362)
                                                        -------------  -------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share
   transactions (Note 5)                                   3,886,052        950,074
                                                        -------------  -------------

Net increase in net assets                                 3,969,123      1,018,831


NET ASSETS:

Beginning of period                                        1,764,036        745,205
                                                        -------------  -------------

END OF PERIOD (including undistributed net investment
income of $99,985 and $31,890, respectively)
                                                        $  5,733,159   $  1,764,036
                                                        =============  =============




The accompanying notes are an integral part of the financial statements.
11

Financial Highlights





                                                 For the        For the        For the
                                                Year Ended     Year Ended     Year Ended
                                                10/31/98       10/31/97       10/31/96
                                            -------------  -------------  -------------

Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD       $      10.71   $      10.29   $      10.00
                                            -------------  -------------  -------------
Income from investment operations:
   Net investment income*                          0.347          0.426          0.349
   Net realized and unrealized gain on
   investments                                     0.327          0.447          0.137
                                            -------------  -------------  -------------
Total from investment operations                   0.674          0.873          0.486
                                            -------------  -------------  -------------
Less distributions to shareholders:
   From net investment income                     (0.352)        (0.385)        (0.196)
   From net realized gain on investments          (0.182)        (0.068)            --
                                            -------------  -------------  -------------
Total distributions to shareholders               (0.534)        (0.453)        (0.196)
                                            -------------  -------------  -------------
NET ASSET VALUE - END OF PERIOD             $      10.85   $      10.71   $      10.29
                                            =============  =============  =============
Total return1                                       6.54%          8.74%          4.94%

Ratios (to average net assets)
/Supplemental Data:
    Expenses*                                       1.00%          1.00%          1.00%
    Net investment income*                          4.20%          4.45%          4.26%

Portfolio turnover                                    15%            60%            30%

NET ASSETS -  END OF PERIOD (000's omitted) $      5,733   $      1,764   $        745
                                            =============  =============  =============

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Fund's Expenses. If these expenses had been incurred by the Fund, and had 1994 and 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would be as follows:








Net investment income                                          $0.287   $0.274   $0.226

Ratios (to average net assets):
   Expenses                                                      1.73%    2.59%    2.50%
   Net investment income                                         3.47%    2.86%    2.76%


1 Represents aggregate total return for the period indicated.





The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION
Defensive Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1998, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Defensive Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent that the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code.
Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Fianacial Statements

FEDERAL INCOME TAX (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

        MULTIPLE CLASSES OF SHARES OF COMMON STOCK
The Fund is authorized to issue five classes of shares (Class A, Class B, Class C, Class D, and Class E shares). Currently, only Class A shares have been issued. The five classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Notes to Financial Statements

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.80%of the Fund's average daily net assets. The fee amounted to $30,356 for the year ended October 31, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.0% of average daily net assets each year. Accordingly, the Advisor waived fees of $27,614 for the year ended October 31, 1998, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $911 for the year ended October 31, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,696 for the year ended October 31, 1998.

Notes to Financial Statements

4.     PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,024,312 and $369,523, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $3,318,891 and $132,813, respectively.


Transactions in shares of Defensive Series Class A Common Stock were:



                        For the Year                  For the Year
                        Ended 10/31/98                Ended 10/31/97
                        Shares            Amount      Shares            Amount
                        ----------------  ----------  ----------------  -----------

Sold                            442,590   4,709,666           166,901   $1,715,330
Reinvested                       12,005     125,528             4,719       48,362
Repurchased                     (90,651)   (969,142)          (79,413)    (813,618)
                        ----------------  ----------  ----------------  -----------
Net increase                    363,944   3,866,052            92,207   $  950,074
                        ================  ==========  ================  ===========



The Advisor owned 35,663 shares on October 31, 1998 and 33,910 shares on
 October 31, 1997.



6.     FINANCIAL INSTRUMENTS
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1998.

7.   FOREIGN SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and potential adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government. 16

Independent Auditors' Report

To the Directors of Exeter Fund, Inc.
 and Shareholders of Defensive Series:

We have audited The accompanying statement of assets and liabilities including the investment portfolio, of Defensive Series (one of the series constituting Exeter Fund, Inc., formerly Manning & Napier Fund, Inc.) as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing The accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Defensive Series at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
December 4, 1998

EXETER FUND, INC.

Blended Asset Series I
Annual Report
October 31, 1998

MANAGEMENT DISCUSSION AND ANALYSIS

DEAR SHAREHOLDERS:

The U.S. economy has continued to slow over the past six months as domestic corporate profits are estimated to be growing at the second slowest pace since the 1990-91 recession, due to the continued financial problems in Asia and an increase in domestic wages. Weak demand for U.S. exports and global deflationary pressures continued to limit earnings growth, while high valuation levels for large capitalization U.S. stocks contributed to disappointments for equity investors. Meanwhile, the Pacific Rim crisis has spread across one-third of the world Gross Domestic Product, leaving no country unaffected.

Even the U.S. market was not immune. The worst of the volatility hit in August, by the end of which the average stock listed on the New York Stock Exchange was down 16.23% for the year, while one out of every three NYSE stocks was down 30% or more. Perhaps of most concern looking forward, the spread between the overvaluation of the narrow, large cap U.S. stock market and the broader stock market became even wider. As a result of the high valuations and potential for sustained weakness in U.S. stock prices, we have positioned the portfolios' stock allocation away from blue chips and toward foreign stocks and other sectors that have already experienced significant declines from their highs.

On the bond side, the unsettled condition of the world's stock market has resulted in a "flight to quality," as interest rates fell. We have maintained the portfolio's significant holding in high quality, long-term bonds and are beginning to realize gains as opportunities arise.

Naturally, the difficult stock environment influenced the Blended Asset Series I, resulting in a total return of 6.29% over the last 12 months. While our portfolio has experienced some volatility as the crisis has unfolded, we believe that our current focus on stocks with lower valuations has positioned the

Management Discussion and Analysis

portfolio to benefit in the future.

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and happy holiday season.

Sincerely,



EXETER ASSET MANAGEMENT

[graphic]
<pie chart>
Data for pie chart to follow:






Asset Allocation - As of 10/31/98

Bonds                                54%
Stocks                               41%
Cash, equivalents, and
other assets less liabilities         5%

Performance Update as of October 31, 1998





Exeter Fund, Inc. - Blended Asset Series I

                                                                  Total Return
Through                                      Growth of $10,000                    Average
10/31/98                                     Investment           Cumulative      Annual

One Year                                    $            10,629           6.29%      6.29%
Five Year                                   $            15,337          53.37%      8.92%
Inception 2                                 $            15,383          53.83%      8.75%








Lehman Brothers Intermediate Bond Index

                                                               Total Return
Through                                   Growth of $10,000                    Average
10/31/98                                  Investment           Cumulative      Annual

One Year                                 $            10,912           9.12%      9.12%
Five Year                                $            13,698          39.98%      6.49%
Inception 2                              $            13,755          37.55%      6.41%








30 - 70 Blended Index

                                             Total Return
Through                 Growth of $10,000                    Average
10/31/98                Investment           Cumulative      Annual

One Year               $            11,339          13.39%     13.39%
Five Year              $            16,807          68.07%     10.94%
Inception 2            $            16,937          69.37%     10.81%



The value of a $10,000 investment in the Exeter Fund, Inc. - Blended
Asset Series I from its inception (9/15/93) to present (10/31/98) as compared to the Lehman Brothers Intermediate Bond Index and a 30-70 Blended Index. 1

[graphic]
<line chart>
Data for line chart to follow:







         Exeter, Fund Inc.  Lehman Brothers
          Blended Asset      Intermediate       30-70
Date         Series I         Bond Index    Blended Index
09/15/93      10,000            10,000          10,000
12/31/93      10,092            10,032          10,081
12/31/94      10,012            9,838           9,986
12/31/95      12,123            11,347          12,151
10/31/96      12,806            11,728          13,040
10/31/97      14,472            12,606          14,965
10/31/98      15,383            13,755          16,937



1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 4,322 corporate and government securities. The
Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 30-70 Blended Index is 30% Standard & Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York
Stock Exchange, American Stocks Exchange, and Over-the-Counter market.
Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 15, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio -  October 31, 1998






                                                                   VALUE
                                                       SHARES     (NOTE 2)
COMMON STOCK - 41.21%

AGRICULTURAL PRODUCTION - 0.05%
Sylvan, Inc.*                                           1,250  $   16,719
                                                               -----------

AMUSEMENT & RECREATIONAL SERVICES - 0.18%
Resorts World Bhd. - ADR (Note 7)**                    19,100      56,998
                                                               -----------

APPAREL - 1.49%
Liz Claiborne, Inc.                                    15,750     462,656
Novel Denim Holdings Ltd*                               1,225      18,681
                                                               -----------
                                                                  481,337
                                                               -----------


BUSINESS SERVICES - 1.33%
National Data Corp.                                    12,700     430,213
                                                               -----------

CHEMICAL & ALLIED PRODUCTS - 5.15%
  BIOLOGICAL PRODUCTS - 1.53%
  Cypress Bioscience, Inc.*                             3,100       9,106
  Sigma-Aldrich Corp.                                  15,775     487,547
                                                               -----------
                                                                  496,653
  PHARMACEUTICAL PREPARATIONS - 3.62%                          -----------
  Orion-Yhtyma OY - B Shares (Finland) (Note 7)           630      15,151
  Pharmacia & Upjohn, Inc.                             11,470     607,193
  Teva Pharmaceutical Industries Ltd. - ADR (Note 7)   13,800     544,238
                                                               -----------
                                                                1,166,582
                                                               -----------
                                                                1,663,235
                                                               -----------
COMMUNICATIONS - 0.03%
Granite Broadcasting Corp.*                             2,200      11,275
                                                               -----------

COMPUTER EQUIPMENT - 1.93%
Bell & Howell Co.*                                        950      25,175
International Game Technology                          26,450     596,778
                                                               -----------
                                                                  621,953
                                                               -----------

COMPUTER INTEGRATED SYSTEMS DESIGN - 0.01%
Apache Medical Systems, Inc.*                             700         831
                                                               -----------



The accompanying notes are an integral part of the financial statements.
4

Investment Portfolio -  October 31, 1998







                                                           VALUE
                                               SHARES     (NOTE 2)

CRUDE PETROLEUM & NATURAL GAS - 3.03%           78,500  $  294,375
Gulf Canada Resources Ltd. - ADR (Note 7)
Petroleo Brasileiro S.A. (Petrobras) -          54,475     685,007
  ADR (Note 7)                                          ----------
                                                           979,382
                                                        ----------

DIAMONDS - 1.21%
De Beers Centenary AG - ADR (Note 7)            27,085     389,347
                                                        ----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 6.28%

Gold Peak Industries Ltd. (Hong Kong)(Note 7)   48,000      12,858
Motorola, Inc.                                  12,400     644,800
Philips Electronics N.V.- ADR (Note 7)          18,075     991,866
Scientific-Atlanta, Inc.                         1,100      16,431
Texas Instruments, Inc.                          5,300     338,869
The Carbide/Graphite Group, Inc.*                  975      12,187
Ultralife Batteries, Inc.*                       2,075      11,088
                                                        ----------
                                                         2,028,099
                                                        ----------
GLASS PRODUCTS - 1.52%
Corning, Inc.                                   13,100     475,694
Libbey, Inc.                                       500      15,500
                                                        ----------
                                                           491,194
                                                        ----------
HEALTH SERVICES - 1.01%
MedPartners, Inc.*                              91,663     326,549
                                                        ----------
INDUSTRIAL & COMMERCIAL MACHINERY - .12%
Comfort Systems USA, Inc.*                         975      18,525
Lam Research Corp.*                                725      10,467
NN Ball & Roller, Inc.                           1,350       9,113
                                                        ----------
                                                            38,105
                                                        ----------
JEWELRY - 0.07%
Jostens, Inc.                                    1,000      22,562
                                                        ----------
PAPER & ALLIED PRODUCTS - 0.11%
Schweitzer-Mauduit International, Inc.           1,000      18,188
Stone Container Corp.                            1,800      17,212
                                                        ----------
                                                            35,400
                                                        ----------



The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio -  October 31, 1998





                                                            Value
                                                Shares     (note 2)

PRINTING & PUBLISHING - 0.06%
Scholastic Corp.*                                   500  $   19,719
                                                         ----------

REFUSE SYSTEMS - 0.04%
Newpark Resources, Inc.*                          1,500      14,156
                                                         ----------

RETAIL-SPECIALTY STORES - 0.50%
Hancock Fabrics, Inc.                            14,525     126,186
Talbots, Inc.                                     1,500      34,031
                                                         ----------
                                                            160,217
                                                         ----------
SOFTWARE -  2.25%
Oracle Corp.*                                    24,650     728,716
                                                         ----------

TECHNICAL INSTRUMENTS & SUPPLIES - 9.71%
MEASURING & CONTROLLING DEVICES - 7.13%
Millipore Corp.                                  49,450   1,217,706
Teradyne, Inc.*                                  33,375   1,084,688
                                                         ----------
                                                          2,302,394
                                                         ----------
OPTICAL SUPPLIES - 0.05%
Sola International, Inc.*                           825      15,830
                                                         ----------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 2.51%
Eastman Kodak Co.                                10,450     809,875
                                                         ----------

SURGICAL & MEDICAL INSTRUMENTS - 0.02%
CardioGenesis Corp.*                              1,575       8,072
                                                         ----------
                                                          3,136,171
                                                         ----------
TELECOMMUNICATION SERVICES - 1.52%
Microcell Telecommunications, Inc. -
   ADR* (Note 7)                                  3,150      16,341
Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR* (Note 7)                                  6,255     474,989
                                                         ----------
                                                            491,330
                                                         ----------
TESTING LABORATORIES - 0.04%
Paradigm Geophysical Ltd.*                        2,350      13,072
                                                         ----------


TEXTILE MILL PRODUCTS - 0.07%
Albany International Corp. - Class A              1,181      21,553
                                                         ----------



The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio -  October 31, 1998





                                           Shares/Principal     Value
                                               Amount          (note 2)
TRANSPORTATION -  3.50%
RAILROAD - 3.44%
Canadian National Railway Co. - ADR (Note 7)      21,475     $ 1,083,145
Guangshen Railway Co. Ltd. -  ADR (Note 7)         3,625          27,187
                                                             -----------
                                                               1,110,332
                                                             -----------
WATER  - 0.06%
Trico Marine Services, Inc.*                       2,575          18,347
                                                             -----------
                                                               1,128,679
                                                             -----------
TOTAL COMMON STOCK
(Identified Cost $14,867,812)                                 13,306,812
                                                             -----------

U.S. TREASURY SECURITIES - 53.81%
   U.S. TREASURY BONDS - 17.12%
   U.S. Treasury Bond, 9.875%, 11/15/2015     $   20,000          30,331
   U.S. Treasury Bond, 7.25%,  5/15/2016          45,000          54,844
   U.S. Treasury Bond, 8.75%, 5/15/2017           40,000          55,925
   U.S. Treasury Bond, 8.75%, 5/15/2020          455,000         648,233
   U.S. Treasury Bond, 7.25%, 8/15/2022          265,000         330,422
   U.S. Treasury Bond, 7.50%, 11/15/2024       3,290,000       4,269,805
   U.S. Treasury Bond, 6.50%, 11/15/2026         120,000         139,613
                                                             -----------

   TOTAL U.S. TREASURY BONDS
   (Identified Cost $4,670,229)                                5,529,173
                                                             -----------

   U.S. TREASURY NOTES - 36.69%
   U.S. Treasury Note, 5.50%, 3/31/2000        1,140,000       1,157,457
   U.S. Treasury Note, 5.25%, 1/31/2001           15,000          15,300
   U.S. Treasury Note, 6.25%, 4/30/2001        4,170,000       4,356,349
   U.S. Treasury Note, 6.625%, 7/31/2001       3,480,000       3,683,364
   U.S. Treasury Note, 6.375%, 9/30/2001          15,000          15,816
   U.S. Treasury Note, 6.25%, 6/30/2002          120,000         127,462
   U.S. Treasury Note, 5.875%, 9/30/2002       1,205,000       1,268,640
   U.S. Treasury Note, 5.50%, 3/31/2003           45,000          47,095
   U.S. Treasury Note, 5.375%, 6/30/2003         750,000         783,282
   U.S. Treasury Note, 6.50%, 5/15/2005          350,000         389,375
                                                             -----------

    TOTAL U.S. TREASURY NOTES
   (Identified Cost $11,446,226)                              11,844,140
                                                             -----------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $16,116,455)                              17,373,313
                                                             -----------



The accompanying notes are an integral part of the financial statements.
7

Investment Portfolio -  October 31, 1998






                                          Shares/Principal      Value
                                               Amount          (note 2)
U.S. GOVERNMENT AGENCIES - 0.21%

   MORTGAGE BACKED SECURITIES
   GNMA, Pool #174225, 9.50%, 8/15/2016    $    901               972
   GNMA, Pool #286310, 9.00%, 2/15/2020      18,293            19,483
   GNMA, Pool #288873, 9.50%, 8/15/2020       3,590             3,873
   GNMA, Pool #385753, 9.00%, 7/15/2024      40,043            42,646
                                                           -----------

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $65,466)                                   66,974
                                                           -----------

SHORT-TERM INVESTMENTS - 3.02%
   Dreyfus Treasury Cash Management Fund
    (Identified Cost $976,273)              976,273           976,273
                                                           -----------

TOTAL INVESTMENTS - 98.24%
    (Identified Cost $32,026,006)                          31,723,372

OTHER ASSETS, LESS LIABILITIES - 1.76%                        567,845
                                                           -----------

NET ASSETS - 100%                                         $32,291,217
                                                           ===========



*Non-income producing security
**Security priced by the Advisor






FEDERAL TAX INFORMATION:

At October 31, 1998, the net unrealized depreciation based on identified cost for Federal income tax purposes of $32,107,876
Was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost               $ 1,920,075

Aggregate gross unrealized depreciation for all investments
in Which there was an excess of tax cost over value                (2,304,579)
                                                                  ------------

UNREALIZED DEPRECIATION -  NET                                    $  (384,504)
                                                                  ============




The accompanying notes are an integral part of the financial statements.
8

Statement of Assets and Liabilities






OCTOBER 31, 1998


ASSETS:

Investments, at value (identified cost
 $32,026,006)(Note 2)                           $31,723,372
Cash                                                 61,798
Interest receivable                                 372,719
Receivable for securities sold                      244,277
Dividends receivable                                 10,969
                                                ------------


TOTAL ASSETS                                     32,413,135
                                                ------------


LIABILITIES:

Accrued management fees (Note 3)                     34,189
Accrued Directors' fees (Note 3)                      1,707
Transfer agent fees payable (Note 3)                    626
Payable for fund shares repurchased                  67,919
Audit fee payable                                    14,045
Other payables and accrued expenses                   3,432
                                                ------------

TOTAL LIABILITIES                                   121,918
                                                ------------

NET ASSETS FOR 2,785,586 SHARES OUTSTANDING     $32,291,217
                                                ============


NET ASSETS CONSIST OF:

Capital stock                                   $    27,856
Additional paid-in-capital                       30,295,926
Undistributed net investment income                 502,925
Accumulated net realized gain on investments      1,767,144
Net unrealized depreciation on investments         (302,634)
                                                ------------

TOTAL NET ASSETS                                $32,291,217
                                                ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($32,291,217/2,785,586 shares)               $     11.59
                                                ============



The accompanying notes are an integral part of the financial statements.
9

Statement of Operations






FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Interest                                            $   974,806
Dividends (net of foreign taxes withheld, $6,103)       280,752
                                                    ------------

Total Investment Income                               1,255,558
                                                    ------------


EXPENSES:

Management fees (Note 3)                                281,928
Directors' fees (Note 3)                                  7,696
Transfer agent fees (Note 3)                              6,766
Audit fee                                                18,750
Custodian fee                                            13,249
Registration and filing fees                             11,351
Miscellaneous                                             7,083
                                                    ------------

Total Expenses                                          346,823

Less Reduction of Expenses (Note 3)                      (7,453)
                                                    ------------

Net Expenses                                            339,370
                                                    ------------

NET INVESTMENT INCOME                                   916,188
                                                    ------------


REALIZED AND UNREALIZED GAIN(LOSS)
   ON INVESTMENTS:
Net realized gain on investments (identified cost
basis)                                                1,773,717
Net change in unrealized depreciation on
investment                                           (1,033,391)
                                                    ------------

NET REALIZED AND UNREALIZED (GAIN)LOSS
ON INVESTMENTS                                          740,326
                                                    ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $ 1,656,514
                                                    ============




The accompanying notes are an integral part of the financial statements.
10

Statements of Changes in Net Assets






                                               For the        For the
                                               Year Ended     Year Ended
                                                  10/31/98       10/31/97
                                              -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                         $    916,188   $    682,532
Net realized gain on investments                 1,773,717      1,431,876
Net change in unrealized appreciation
depreciation on investments                     (1,033,391)       342,311
                                              -------------  -------------
Net increase from operations                     1,656,514      2,456,719
                                              -------------  -------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                        (693,293)      (730,167)
From net realized gain on investments           (1,427,315)      (296,105)
                                              -------------  -------------

Total distributions to shareholders             (2,120,608)    (1,026,272)
                                              -------------  -------------


CAPITAL STOCK ISSUED AND REPURCHASED:


Net increase from capital share
   transactions (Note 5)                        10,824,821      2,706,535
                                              -------------  -------------


Net increase in net assets                      10,360,727      4,136,982


NET ASSETS:

Beginning of period                             21,930,490     17,793,508
                                              -------------  -------------

END OF PERIOD (including undistributed net
investment income of $502,925 and
$274,768, respectively)                       $ 32,291,217   $ 21,930,490
                                              =============  =============




The accompanying notes are an integral part of the financial statements.
11

Financial Highlights






                                                                 For the                           For the Period
                                        For the     For the     Ten         For the     For the    9/15/93
                                          Year        Year         Months     Year         Year    (commencement
                                         Ended       Ended       Ended       Ended       Ended     of operations)
                                        10/31/98    10/31/97    10/31/96    12/31/95    12/31/94   to 12/31/93
                                       ----------  ----------  ----------  ----------  ----------  ---------------

Per share data (for a share
Outstanding Throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD $   11.97   $   11.20   $   10.72   $    9.72   $   10.05   $       10.00
                                       ----------  ----------  ----------  ----------  ----------  ---------------

Income from investment operations:
   Net investment income*                  0.357       0.390       0.293       0.342       0.200           0.045
   Net realized and unrealized gain
      (loss)on investments                 0.349       1.010       0.307       1.698      (0.280)          0.045
                                       ----------  ----------  ----------  ----------  ----------  ---------------

Total from investment operations           0.706       1.400       0.600       2.040      (0.080)          0.090
                                       ----------  ----------  ----------  ----------  ----------  ---------------

Less distributions to shareholders:
   From net investment income             (0.328)     (0.442)     (0.092)     (0.342)     (0.203)         (0.040)
   in excess of net investment income          -           -           -      (0.005)          -               -
   From net realized gain on investment   (0.758)     (0.188)     (0.028)     (0.693)     (0.040)              -
   in excess of net realized gain on
   investments                                 -           -           -           -      (0.007)              -
                                       ----------  ----------  ----------  ----------  ----------  ---------------

Total distributions to shareholders       (1.086)     (0.630)     (0.120)     (1.040)     (0.250)         (0.040)
                                       ----------  ----------  ----------  ----------  ----------  ---------------

 NET ASSET VALUE - END OF PERIOD       $   11.59   $   11.97   $   11.20   $   10.72   $    9.72           10.05
                                       ==========  ==========  ==========  ==========  ==========  ===============

Total return 1                              6.29%      13.01%       5.64%      21.08%     (0.80%)           0.93%
Ratios (to average net assets) /
 Supplemental Data:
     Expenses *                             1.20%       1.20%     1.20%2        1.20%       1.20%           1.20%2
    Net investment income *                 3.25%       3.39%     3.69%2        3.64%       3.40%           2.47%2

Portfolio turnover                            60%         50%         85%         72%         45%              1%
NET ASSETS - END OF PERIOD (000'S
OMITTED)                               $  32,291   $  21,930   $  17,794   $   9,518   $   4,519              475
                                       ==========  ==========  ==========  ==========  ==========  ================



*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1994 and 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would be as follows:








 Net investment income                                        $0.354   $0.385   $ 0.284  $0.311   $0.124   $ 0.021
Ratios (to average net assets):
   Expenses                                                     1.23%    1.24%   1.31%2    1.53%    2.50%   2.50%2
Net investment income                                           3.22%    3.35%   3.58%2    3.31%    2.10%   1.17%2

1 Represents aggregate total return for the period indicated.
2 Annualized.



The accompanying notes are an integral part of the financial statements.
12

Notes to Financial Statements

1.     ORGANIZATION
Blended Asset Series I (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1998, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Blended Asset Series I Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent that the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements
2.   SIGNIFICANT ACCOUNTING POLICIES(continued)

FEDERAL INCOME TAXES(continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

MULTIPLE CLASSES OF SHARES OF COMMON STOCK
The  Fund  is  authorized  to  issue five classes of shares (Class A, Class B,
Class C, Class D, and Class E). Currently, only Class A shares have been issued. The five classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Notes to Financial Statements

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $281,928 for the year ended October 31, 1998.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $7,453 for the year ended October 31, 1998, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $6,766 for the year ended October 31, 1998.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $7,696 for the year ended October 31, 1998.
15

NOTES TO FINANCIAL STATEMENTS

4.          PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $15,235,237 and $11,266,115, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $9,044,292 and $4,790,620, respectively.

5.     CAPITAL STOCK TRANSACTIONS
         Transactions in shares of Blended Asset Series I Class A Common Stock were:





               For the Year                    For the Year
               Ended 10/31/98                  Ended 10/31/97
              ----------------                ----------------
               Shares            Amount        Shares            Amount
              ----------------  ------------  ----------------  ------------
Sold                1,438,207   $16,430,050           514,345   $ 5,851,791
Reinvested            187,108     2,098,928            91,051     1,011,493
Repurchased          (671,472)   (7,704,157)         (362,106)   (4,156,749)
              ----------------  ------------  ----------------  ------------
Net increase          953,843   $10,824,821           243,290   $ 2,706,535
              ================  ============  ================  ============



6.     FINANCIAL INSTRUMENTS
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1998.

7.     FOREIGN SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Independent Auditors' Report

TO THE DIRECTORS OF EXETER FUND, INC.
AND SHAREHOLDERS OF BLENDED ASSET SERIES I:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series I (one of the series constituting Exeter Fund Inc., formerly Manning & Napier Fund, Inc.)
as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended October 31, 1998 and the three-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Blended Asset Series I at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
DECEMBER 4, 1998

Exeter Fund, Inc.

Blended Asset Series II

Annual Report
October 31,1998

Management Discussion and Analysis


Dear Shareholders:

The U.S. economy has continued to slow over the past six months as domestic corporate profits are estimated to be growing at the second slowest pace since the 1990-91 recession, due to the continued financial problems in Asia and an increase in domestic wages. Weak demand for U.S. exports and global deflationary pressures continued to limit earnings growth, while high valuation levels for large capitalization U.S. stocks contributed to disappointments for equity investors. Meanwhile, the Pacific Rim crisis has spread across one-third of the world Gross Domestic Product, leaving no country unaffected.

Even the U.S. market was not immune. The worst of the volatility hit in August, by the end of which the average stock listed on the New York Stock Exchange was down 16.23% for the year, while one out of every three NYSE stocks was down 30% or more. Perhaps of most concern looking forward, the spread between the overvaluation of the narrow, large cap U.S. stock market and the broader stock market became even wider. As a result of the high valuations and potential for sustained weakness in U.S. stock prices, we have positioned the portfolio's stock allocation away from blue chips and toward foreign stocks and other sectors that have already experienced significant declines from their highs.

On the bond side, the unsettled condition of the world's stock market has resulted in a "flight to quality," as interest rates fell. We have maintained the portfolio's significant holding in high quality, long-term bonds and are beginning to realize gains as opportunities arise.

Naturally, the difficult stock environment influenced the Blended Asset Series II, resulting in a total return of - 0.56% over the last 12 months. While our portfolio has experienced some volatility as the crisis has unfolded, we believe that our current focus on stocks with lower valuations has positioned the

Management Discussion and Analysis

portfolio to benefit in the future.

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and happy holiday season.

Sincerely,



Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:

Asset Allocation -  As of 10/31/98

Stocks -  54%
Bonds -  40%
Cash, equivalents, and other assets, less liabilities -  6%

Performance Updates as of October 31, 1998




Exeter Fund, Inc. -  Blended Asset Series II





                                        Total Return
                                        -------------
 Through           Growth of $10,000                  Average
 10/31/98            Investment         Cumulative    Annual

 One Year                $   9,944         -0.56%     -0.56%
 Five Years              $  18,037         80.37%     12.51%
 Inception2              $  17,947         79.47%     12.26%



Lehman Brothers Intermediate Bond Index




                                      Total Return
                                      ---------------
 Through           Growth of $10,000                  Average
 10/31/98            Investment       Cumulative       Annual

One Year              $    10,912        9.12%          9.12%
Five Years            $    13,698       36.98%          6.49%
Inception2            $    13.651       36.51%          6.35%










50-50 Blended Index
                                      Total Return
                                      -------------
 Through             Growth of $10,000              Average
 10/31/98            Investment       Cumulative    Annual


One Year               $   11,510       15.10%       15.10%
Five Years             $   19,411       94.11%       14.18%
Inception2             $   19,525       95.25%       14.15%




The value of a $10,000 investment in the Exeter Fund, Inc. - Blended Assets Series II from its inception (10/12/93) to present (10/31/98) as compared to the Lehman Brothers Intermediate Bond Index and a 50-50 Blended Index.1

[graphic]
<line chart>
Data for line chart to follow:








                     Exeter Fund, Inc.        Lehman Brothers Intermediate
   Date              Blended Asset Series II   Bond Index                       50-50 Blended Index

 10/12/93            $                 10,000  $                       10,000  $             10,000

12/31/93             $                  9,982  $                        9,956  $             10,056

12/31/94             $                 10,333  $                        9,764  $              9,978

12/31/95             $                 13,707  $                       11,261  $             12,743

10/31/96             $                 15,078  $                       11,639  $             13,978

10/31/97             $                 18,047  $                       12,510  $             16,832

10/31/98             $                 17,947  $                       13,651  $             19,525




1 The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 4,322 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one year but less than ten years. The 50-50 Blended Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers Aggregate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Lehman Brothers Aggregate Bond Index is a market value weighted measure of approximately 6,602 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. Both Indices' returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from October 12, 1993, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio -  October 31, 1998






                                                             VALUE
                                                    SHARES  (NOTE 2)
COMMON STOCK - 54.01%

 AGRICULTURAL PRODUCTION -  0.05%
    Sylvan, Inc.*                                    2,400  $   32,100
                                                            -----------

 AMUSEMENT & RECREATIONAL SERVICES - 0.30%
    Resorts World Bhd. -  ADR (Note 7)**            66,200     197,554
                                                            -----------

APPAREL - 2.15%
    Liz Claiborne, Inc.                             47,000   1,380,625
    Novel Denim Holdings Ltd.*                       2,400      36,600
                                                            -----------
                                                             1,417,225
                                                            -----------

BUSINESS SERVICES - 2.19%
    National Data Corp.                             42,500   1,439,687
                                                            -----------

 CHEMICAL & ALLIED PRODUCTS - 6.54%
    BIOLOGICAL PRODUCTS - 1.91%
    Cypress Bioscience, Inc.*                        6,000      17,625
    Sigma-Aldrich Corp.                             40,300   1,245,524
                                                            -----------
                                                             1,263,149
                                                            -----------

    PHARMACEUTICAL PREPARATIONS - 4.63%
    Orion-Yhtyma OY - B Shares (Finland) (Note 7)    2,320      55,793
    Pharmacia & Upjohn, Inc.                        30,230   1,600,301
    Teva Pharmaceutical Industries Ltd. - ADR
    (Note 7)                                        35,500   1,400,031
                                                            -----------
                                                             3,056,125
                                                            -----------
                                                             4,319,274
                                                            -----------

COMMUNICATIONS - 0.04%
    Granite Broadcasting Corp.*                      4,900      25,112
                                                            -----------

COMPUTER EQUIPMENT - 3.52%
    Bell & Howell Co.*                              31,150     825,475
    International Game Technology                   66,400   1,498,150
                                                            -----------
                                                             2,323,625
                                                            -----------

COMPUTER INTEGRATED SYSTEMS DESIGN - 0.02%
    Apache Medical Systems, Inc.*                   10,550      12,528
                                                            -----------


The accompanying notes are an integral part of the financial statements.

Investment Portfolio -  October 31, 1998






                                                             VALUE
                                                    SHARES  (NOTE 2)
CRUDE PETROLEUM & NATURAL GAS - 4.53%
    Gulf Canada Resources Ltd. - ADR (Note 7)      165,300  $  619,875
    Petroleo Brasileiro S.A. (Petrobras) -
       ADR (Note 7)                                143,550   1,805,098
    YPF Sociedad Anonima - ADR (Note 7)             19,550     565,728
                                                            -----------
                                                             2,990,701
                                                            -----------

DIAMONDS - 2.17%
    De Beers Centenary AG - ADR (Note 7)            99,470   1,429,881
                                                            -----------

ELECTRONICS & ELECTRICAL EQUIPMENT - 8.71%
   Gold Peak Industries Ltd. (Hong Kong)(Note 7)    94,000      25,181
   Motorola, Inc.                                   34,350   1,786,200
   Philips Electronics NV - ADR (Note 7)            43,075   2,363,741
   Scientific-Atlanta, Inc.                          3,000      44,813
   Texas Instruments, Inc.                          23,100   1,476,956
   The Carbide/Graphite Group, Inc.*                 1,900      23,750
   Ultralife Batteries, Inc.*                        4,700      25,116
                                                            -----------
                                                             5,745,757
                                                            -----------

GLASS PRODUCTS - 2.29%
    Corning, Inc.                                   40,350   1,465,209
    Libbey, Inc.                                     1,400      43,400
                                                            -----------
                                                             1,508,609
                                                            -----------

HEALTH SERVICES - 1.13%
    MedPartners, Inc.*                             209,797     747,402
                                                            -----------


HOTELS & LODGING PLACES - 0.01%
    CDL Hotels International Ltd. -  ADR (Note 7)    2,300       5,879
                                                            -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 0.16%
    Comfort Systems USA, Inc.*                       2,400      45,600
    Lam Research Corp.*                              1,400      20,212
    NN Ball & Roller, Inc.                           5,425      36,619
                                                            -----------
                                                               102,431
                                                            -----------

JEWELRY - 0.09%
    Josten, Inc.                                     2,600      58,662
                                                            -----------


The accompanying notes are an integral part of the financial statements.

Investment Portfolio -  October 31, 1998






                                                               VALUE
                                                      SHARES     (NOTE 2)
PAPER & ALLIED PRODUCTS - 1.16%
    Asia Pulp & Paper Co. Ltd. - ADR (Note 7)         83,900  $  697,419
    Schweitzer-Mauduit International, Inc.             1,850      33,647
    Stone Container Corp.                              3,600      34,425
                                                              -----------
                                                                 765,491
                                                              -----------

PRINTING & PUBLISHING - 0.09%
     Scholastic Corp.*                                 1,500      59,156
                                                              -----------

 Refuse Systems - 0.05%
   Newpark Resources, Inc.*                            3,400      32,087
                                                              -----------


RETAIL SPECIALTY STORES - 0.57%
    Hancock Fabrics, Inc.                             32,050     278,434
    Talbots, Inc.                                      4,225      95,855
                                                              -----------
                                                                 374,289
                                                              -----------

SOFTWARE - 3.34%
    Oracle Corp.*                                     74,600   2,205,363
                                                              -----------

TECHNICAL INSTRUMENTS & SUPPLIES - 10.00%
    MEASURING & CONTROLLING DEVICES - 4.59%
    Millipore Corp.                                   64,025   1,576,616
    Teradyne, Inc.*                                   44,700   1,452,750
                                                              -----------
                                                               3,029,366
                                                              -----------

    OPTICAL SUPPLIES - 0.05%
    Sola International, Inc.*                          1,625      31,180
                                                              -----------

    PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 5.34%
    Eastman Kodak Co.                                 45,450   3,522,375
                                                              -----------

    SURGICAL & MEDICAL INSTRUMENTS - 0.02%
    CardioGenesis Corp.*                               3,025      15,503
                                                              -----------
                                                               6,598,424
                                                              -----------

TELECOMMUNICATION SERVICES - 1.73%
    Microcell Telecommunications, Inc. - ADR*
       (Note 7)                                        5,300      27,494
    Telecomunicacoes Brasileiras S.A. (Telebras) -
        ADR* (Note 7)                                 14,710   1,117,041
                                                              -----------
                                                               1,144,535
                                                              -----------

TESTING LABORATORIES - 0.04%
   Paradigm Geophysical Ltd.*                          4,500      25,031
                                                              -----------



The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio -  October 31, 1998






                                                   SHARES/             VALUE
                                                   PRINCIPAL AMOUNT      (NOTE 2)
TEXTILE MILL PRODUCTS - 0.06%
    Albany International Corp. - Class A                       2,347  $   42,833
                                                                      -----------

TRANSPORTATION  - 3.07%
    RAILROAD - 3.01%
    Canadian National Railway Co. - ADR (Note 7)              38,250   1,929,235
    Guangshen Railway Co. Ltd. (Note 7)                        7,900      59,250
                                                                      -----------
                                                                       1,988,485
                                                                      -----------

    WATER - 0.06%
    Trico Marine Services, Inc.*                               5,600      39,900
                                                                      -----------
                                                                       2,028,385
                                                                      -----------


TOTAL COMMON STOCK
(Identified Cost $42,532,087)                                         35,632,021
                                                                      -----------

U.S. TREASURY SECURITIES - 40.20%

   U.S. TREASURY BONDS - 21.96%
   U.S. Treasury Bond, 6.50%, 5/15/2005           $          105,000     116,813
   U.S. Treasury Bond, 8.75%, 5/15/2020                      125,000     178,086
   U.S. Treasury Bond, 7.25%, 8/15/2022                       65,000      81,047
   U.S. Treasury Bond, 7.50%,  11/15/2024                  3,395,000   4,406,075
   U.S. Treasury Bond, 6.875%, 8/15/2025                   6,200,000   7,523,316
    U.S. Treasury Bond, 6.50%, 11/15/2026                  1,875,000   2,181,446
                                                                      -----------

   TOTAL U.S. TREASURY BONDS
   (Identified Cost $12,129,824)                                      14,486,783
                                                                      -----------

   U.S. TREASURY NOTES - 18.24%
   U.S. Treasury Note, 6.25%, 6/30/2002                    1,050,000   1,115,297
   U.S. Treasury Note, 5.875%, 9/30/2002                   2,370,000   2,495,167
   U.S. Treasury Note, 5.625%, 12/31/2002                  5,815,000   6,087,578
   U.S. Treasury Note, 5.50%, 3/31/2003                    2,230,000   2,333,835
                                                                      -----------

   TOTAL U.S. TREASURY NOTES
   (Identified Cost $11,460,355)                                      12,031,877
                                                                      -----------

TOTAL U.S. TREASURY SECURITIES
   (Identified Cost $23,590,179)                                      26,518,660
                                                                      -----------

SHORT-TERM INVESTMENTS - 1.37%
   Dreyfus Treasury Cash Management Fund
      (Identified Cost $904,461)                             904,461     904,461
                                                                      -----------



The accompanying notes are an integral part of the financial statements.
7

Investment Portfolio -  October 31, 1998






                                               VALUE
                                                  (NOTE 2)

TOTAL INVESTMENTS - 95.58%
   (Identified Cost $67,026,727)              $63,055,142

OTHER ASSETS, LESS LIABILITIES - 4.42%          2,917,880
                                              ------------

NET ASSETS - 100%                             $65,973,022
                                              ============


   *   Non-income producing security
    ** Security priced by the Advisor







FEDERAL TAX INFORMATION:

 At October 31, 1998, the net unrealized depreciation based on identified cost for Federal income tax purposes of $ 67,261,072 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                 $ 4,397,261

Aggregate gross unrealized depreciation for all investments in    (8,603,191)
                                                                 ------------
which there was an excess of tax cost over value

UNREALIZED DEPRECIATION - NET                                    $(4,205,930)
                                                                 ============




The accompanying notes are an integral part of the financial statements.
8

Statement of Assets and Liabilities






October 31, 1998

ASSETS:

Investments, at value (identified cost $67,026,727)(Note 2)  $63,055,142
Cash                                                             116,924
Receivable for securities sold                                 2,634,679
Interest receivable                                              428,830
Dividends receivable                                              29,581
                                                             ------------

TOTAL ASSETS                                                  66,265,156
                                                             ------------


LIABILITIES:

Accrued management fees (Note 3)                                  53,959
Accrued Directors' fees (Note 3)                                   1,707
Transfer Agent fees payable (Note 3)                               1,295
Payable for fund shares repurchased                              216,378
Audit fee payable                                                 13,071
Other payables and accrued expenses                                5,724
                                                             ------------

TOTAL LIABILITIES                                                292,134
                                                             ------------

NET ASSETS FOR 5,234,961 SHARES OUTSTANDING                  $65,973,022
                                                             ============


NET ASSETS CONSIST OF:

Capital stock                                                $    52,350
Additional paid-in-capital                                    65,133,419
Undistributed net investment income                              798,686
Accumulated net realized gain on investments                   3,960,153
Net unrealized depreciation on investments                    (3,971,586)
                                                             ------------

TOTAL NET ASSETS                                             $65,973,022
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($65,973,022/5,234,961 shares)                            $     12.60
                                                             ============




The accompanying notes are an integral part of the financial statements.

Statement of Operations







FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Interest                                                  $ 1,509,035
Dividends (net of foreign taxes withheld, $23,544)            772,650
                                                          ------------

Total Investment Income                                     2,281,685
                                                          ------------

EXPENSES:

Management fees (Note 3)                                      633,708
Directors' fees (Note 3)                                        7,696
Transfer agent fees (Note 3)                                   15,209
Custodian fee                                                  21,502
Audit fee                                                      20,751
Registration and filing fees                                   13,950
Miscellaneous                                                  16,782
                                                          ------------

Total Expenses                                                729,598
                                                          ------------

NET INVESTMENT INCOME                                       1,552,087
                                                          ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:

Net realized gain on investments (identified cost basis)    3,960,798
 Net change in unrealized depreciation on investments      (6,481,268)
                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS     (2,520,470)
                                                          ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $  (968,383)
                                                          ============




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets






                                                         For the       For the
                                                         Year          Year
                                                          Ended         Ended
                                                           10/31/98      10/31/97
                                                        ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $ 1,552,087   $ 1,034,045
Net realized gain on investments                          3,960,798     6,250,473
Net change in unrealized appreciation
(depreciation) on investments                            (6,481,268)       48,699
                                                        ------------  ------------

Net increase (decrease)  from operations                   (968,383)    7,333,217
                                                        ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                               (1,191,632)   (1,092,397)
From net realized gain on investments                    (6,231,121)   (1,048,673)
                                                        ------------  ------------

Total distributions to shareholders                      (7,422,753)   (2,141,070)
                                                        ------------  ------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share
   transactions (Note 5)                                 23,441,792    12,731,521
                                                        ------------  ------------


Net increase in net assets                               15,050,656    17,923,668

NET ASSETS:

Beginning of period                                      50,922,366    32,998,698
                                                        ------------  ------------

END OF PERIOD (including undistributed net investment
   Income of $798,686 and $437,931, respectively)       $65,973,022   $50,922,366
                                                        ============  ============




The accompanying notes are an integral part of the financial statements.

Financial Highlights





                                                                   For the
                                           For the     For the      Ten        For the     For the
                                           Year        Year        Months      Year        Year
                                           Ended       Ended       Ended       Ended       Ended
                                           10/31/98    10/31/97    10/31/96    12/31/95    12/31/94
                                           ----------  ----------  ----------  ----------  ----------

Per share data (for a share outstanding
     throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD      $   14.69   $   13.04   $   11.95   $   10.12   $    9.98
                                           ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income                       0.312       0.325       0.227*       0.238*      0.108*
   Net realized and unrealized gain (loss)
      on investments                          (0.385)      2.130       0.963        3.052       0.243
                                           ----------  ----------  ----------  ----------  ----------

Total from investment operations              (0.073)      2.455       1.190        3.290       0.351
                                           ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                 (0.286)     (0.393)     (0.040)      (0.237)     (0.119)
   From net realized gain on investments      (1.731)     (0.412)     (0.060)      (1.223)     (0.092)
                                           ----------  ----------  ----------  ----------  ----------
Total distributions to shareholders           (2.017)     (0.805)     (0.100)      (1.460)     (0.211)
                                           ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD            $   12.60   $   14.69   $   13.04   $    11.95   $   10.12
                                           ==========  ==========  ==========  ==========  ==========

Total return1                                 (0.56%)      19.69%      10.01%       32.64%       3.52%

Ratios (to average net assets)
/Supplemental Data:
    Expenses                                   1.15%        1.15%     1.20%2*       1.20%*      1.20%*
    Net investment income                      2.45%        2.45%     2.51%2*       2.53%*      2.12%*

Portfolio turnover                               61%         63%          57%         63%         19%

NET ASSETS - END OF PERIOD (000's omitted) $  65,973   $  50,922   $  32,999   $  20,519   $   7,214
                                           ==========  ==========  ==========  ==========  ==========


                                                       For the Period
                                                                 10/12/93
                                                            (commencement
                                                       of operations) to
                                                                 12/31/93
                                                      --------------------

Per share data (for a share outstanding
     throughout each period):
NET ASSET VALUE - BEGINNING OF PERIOD                 $             10.00
                                                      --------------------

Income from investment operations:
   Net investment income                                           0.014*
   Net realized and unrealized gain (loss)
      on investments                                               (0.032)
                                                      --------------------

Total from investment operations                                   (0.018)
                                                      --------------------

Less distributions to shareholders:
   From net investment income                                      (0.002)
   From net realized gain on investments                                -
                                                      --------------------

Total distributions to shareholders                                (0.002)
                                                      --------------------

NET ASSET VALUE - END OF PERIOD                       $              9.98
                                                      ====================

Total return1                                                      (0.18%)

Ratios (to average net assets) / Supplemental Data:
    Expenses                                                      1.20%2*
    Net investment income                                         1.94%2*

Portfolio turnover                                                      0%

NET ASSETS - END OF PERIOD (000's omitted)            $               475
                                                      ====================


* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:








Net investment income                    N/A   N/A  $ 0.225  $0.226   $0.051   $ 0.005
Ratios (to average net assets):
   Expenses                              N/A   N/A   1.22%2    1.33%    2.31%   2.50%2
   Net investment income                 N/A   N/A   2.49%2    2.40%    1.01%   0.64%2

1  Represents aggregate total return for the period indicated.
2  Annualized.





The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION
Blended Asset Series II (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1998, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Blended Asset Series II Class A Common Stock.



2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements
2.     SIGNIFICANT ACCOUNTING POLICIES (continued)

     FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent that the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements
2.     SIGNIFICANT ACCOUNTING POLICIES (continued)

     MULTIPLE CLASSES OF SHARES OF COMMON STOCK
The Fund is authorized to issue five classes of shares (Class A, Class B, Class, C, Class D, and Class E shares). Currently, only Class A shares have been issued. The five classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
 Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $633,708 for the year ended October 31, 1998.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $15,209 for the year ended October 31, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,696 for the year ended October 31, 1998.

Notes to Financial Statements

4.     PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $40,455,480 and $31,288,676, respectively. Purchases and sales of United States Government securities, other than short-term securities were, $10,845,880 and $5,619,539, respectively.

5.     CAPITAL STOCK TRANSACTIONS
        Transactions in shares of Blended Asset Series II Class A Common Stock were:






               For the                      For the
               Year Ended                   Year Ended
                 10/31/98                     10/31/97
              ------------                 ------------

               Shares        Amount         Shares        Amount
              ------------  -------------  ------------  ------------
Sold            2,076,628   $ 27,526,886     1,218,144   $16,655,310
Reinvested        579,237      7,393,436       163,874     2,138,523
 Repurchased     (887,579)   (11,478,530)     (445,116)   (6,062,312)
              ------------  -------------  ------------  ------------

Net increase    1,768,286   $ 23,441,792       936,902   $12,731,521
              ============  =============  ============  ============



6.     FINANCIAL INSTRUMENTS
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1998.

7. FOREIGN SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Independent Auditors' Report


TO THE DIRECTORS OF EXETER FUND, INC.
AND SHAREHOLDERS OF BLENDED ASSET SERIES II:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Blended Asset Series II (one of the series constituting Exeter Fund, Inc., formerly Manninng & Napier Fund, Inc.) as of October 31, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended October 31, 1998 and the three-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Blended Asset Series II at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
DECEMBER 4, 1998

Exeter Fund, Inc.

Maximum Horizon Series

Annual Report
October 31, 1998

Management Discussion and Analysis

Dear Shareholders:

The U.S. economy has continued to slow over the past six months as domestic corporate profits are estimated to be growing at the second slowest pace since the 1990-91 recession, due to the continued financial problems in Asia and an increase in domestic wages. Weak demand for U.S. exports and global deflationary pressures continued to limit earnings growth, while high valuation levels for large capitalization U.S. stocks contributed to disappointments for equity investors. Meanwhile, the Pacific Rim crisis has spread across one-third of the world Gross Domestic Product, leaving no country unaffected.

Even the U.S. market was not immune. The worst of the volatility hit in August, by the end of which the average stock listed on the New York Stock Exchange was down 16.23% for the year, while one out of every three NYSE stocks was down 30% or more. Perhaps of most concern looking forward, the spread between the overvaluation of the narrow, large cap U.S. stock market and the broader stock market became even wider. As a result of the high valuations and potential for sustained weakness in U.S. stock prices, we have positioned the portfolio's stock allocation away from blue chips and toward foreign stocks and other sectors that have already experienced significant declines from their highs.

On the bond side, the unsettled condition of the world's stock market has resulted in a "flight to quality," as interest rates fell. The bond portion of the portfolio is invested in high quality, long-term bonds, and we are beginning to realize gains in this area as opportunities arise.

Naturally, the difficult stock environment influenced the Maximum Horizon Series, resulting in a total return of - 5.99% over the last 12 months. While our portfolio has experienced some volatility as the crisis has unfolded, we believe that our current focus on stocks with lower valuations has positioned the portfolio to benefit in the future.


Management Discussion and Analysis

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and happy holiday season.

Sincerely,



Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:






Asset Allocation -  As of 10/31/98

Stocks                                85%
Bonds                                  7%
Cash & equivalents and other
assets, less liabilities               8%

Performance Update as of October 31, 1998








Exeter Fund, Inc.  Maximum Horizon Series
                                                                 Total Return
Through                                     Growth of $10,000                    Average
10/31/98                                    Investment           Cumulative      Annual

One Year                                   $             9,401          -5.99%     -5.99%
Inception 2                                $            13,730          37.30%     11.13%








Standard & Poor's (S&P) 500 Total Return Index

                                                                      Total Return
Through                                          Growth of $10,000                    Average
10/31/98                                         Investment           Cumulative      Annual

One Year                                        $            12,199          21.99%     21.99%
Inception 2                                     $            19,996          99.96%     25.98%








Value Line Index

                                        Total Return
Through            Growth of $10,000                    Average
10/31/98           Investment           Cumulative      Annual

One Year          $             9,147          -8.53%     -8.53%
Inception 2       $            12,805          28.05%      8.58%



The value of a $10,000 investment in the Exeter Fund, Inc. - Maximum
Horizon Series from its inception (11/1/95) to present (10/31/98) as compared to the Standard & Poor's (S&P) 500 Total Return
Index and the Value Line Index.1


[graphic]
<line chart>

Data for line chart to follow:






Date       Exeter Fund, Inc. -  Maximum Horizon Series   Standard & Poor's (S&P) 500   Value Line Index Total Return Index

11/01/95                                        10,000                        10,000                                10,000
04/30/96                                        10,753                        11,376                                11,154
10/31/96                                        11,521                        12,408                                11,198
04/30/97                                        12,589                        14,233                                11,780
10/31/97                                        14,604                        16,392                                13,998
04/30/98                                        16,365                        20,076                                15,708
10/31/98                                        13,730                        19,996                                12,805



1 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of approximately 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Indices returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses. The Value Line Index is an unmanaged index that consists of approximately 1700 securities that are traded on the New York Stock Exchange, the NASDAQ Stock Market, and the American Stock Exchange. The index returns are based on a geometric average of relative price changes of the component stocks and do not include income, and unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for Indices are calculated from November 1, 1995, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio -  October 31, 1998






                                                         VALUE
                                                SHARES     (NOTE 2)
                                               -------  -----------
COMMON STOCK - 84.50%

AGRICULTURAL PRODUCTION - 0..09%
Sylvan, Inc.*                                    1,325  $   17,722
                                                        -----------

AMUSEMENT & RECREATIONAL SERVICES - 0.28%
Resorts World Bhd - ADR (Note 7)**              17,050      50,881
                                                        -----------

APPAREL - 2.40%
Liz Claiborne, Inc.                             14,600     428,875
Novel Denim Holdings Ltd.*                       1,300      19,825
                                                        -----------
                                                           448,700
                                                        -----------

BUSINESS SERVICES -  1.83%
National Data Corp.                             10,100     342,138
                                                        -----------
 CHEMICAL & ALLIED PRODUCTS -  10.54%
 BIOLOGICAL PRODUCTS - 2.61%
 Cypress Bioscience, Inc.*                      3,300       9,694
 Sigma-Aldrich Corp.                           15,500     479,048
                                                        -----------
                                                           488,742
                                                        -----------

PHARMACEUTICAL PREPARATIONS - 7.93%
Celltech plc* (United Kingdom) (Note 7)         99,525     624,992
Orion-Yhtyma OY - B Shares (Finland) (Note 7)      700      16,834
Pharmacia & Upjohn, Inc.                         9,625     509,523
Teva Pharmaceutical Industries Ltd. -  ADR
(Note 7)                                         8,400     331,275
                                                        -----------
                                                         1,482,624
                                                        -----------
                                                         1,971,366
                                                        -----------

COMMUNICATIONS - 0.06%
Granite Broadcasting Corp. *                     2,300      11,788
                                                        -----------

COMPUTER EQUIPMENT - 7.40%
Bell & Howell Co.*                              29,125     771,812
International Game Technology                   27,150     612,571
                                                        -----------
                                                         1,384,383
                                                        -----------

COMPUTER INTEGRATED SYSTEMS DESIGN - 3.29%
Apache Medical Systems, Inc.*                    4,600       5,462
HBO & Co.                                       23,200     609,000
                                                        -----------
                                                           614,462
                                                        -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio -  October 31, 1998






                                                         VALUE
                                                SHARES  (NOTE 2)
                                               -------  -----------
CRUDE PETROLEUM & NATURAL GAS - 6.50%
Gulf Canada Resources Ltd. -  ADR (Note 7)     121,400  $  455,250
Petroleo Brasileiro S.A. (Petrobras) -
   ADR (Note 7)                                 47,925     602,643
YPF Sociedad Anonima -  ADR (Note 7)             5,425     156,986
                                                        -----------
                                                         1,214,879
                                                        -----------

DIAMONDS - 0.62%
De Beers Centenary AG -  ADR (Note 7)            8,045     115,647
                                                        -----------

ELECTRONICS & ELECTRICAL EQUIPMENT -  10.57%
Gold Peak Industries Ltd. (Hong Kong)(Note 7)   51,000      13,662
Motorola, Inc.                                  14,145     735,540
Philips Electronics N.V.-ADR (Note 7)           11,200     614,600
Scientific-Atlanta, Inc.                         1,300      19,419
Texas Instruments, Inc.                          8,900     569,044
The Carbide/Graphite Group, Inc. *               1,050      13,125
Ultralife Batteries, Inc.*                       2,225      11,890
                                                        -----------
                                                         1,977,280
                                                        -----------

GLASS PRODUCTS - 2.46%
Corning, Inc.                                   12,400     450,275
Libbey, Inc.                                       300       9,300
                                                        -----------
                                                           459,575
                                                        -----------

HEALTH SERVICES - 1.31%
MedPartners, Inc.*                              68,940     245,599
                                                        -----------

HOTELS & LODGING PLACES - 1.47%
CDL Hotels International Ltd. - ADR (Note 7)   107,700     275,303
                                                        -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 0.24%
Comfort Systems USA, Inc.*                         975      18,525
Lam Research Corp. *                               750      10,828
NN Ball & Roller, Inc.                           2,375      16,031
                                                        -----------
                                                            45,384
                                                        -----------

JEWELRY - 0.13%
Jostens, Inc.                                    1,100      24,819
                                                        -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio -  October 31, 1998






                                                                 VALUE
                                                        SHARES     (NOTE 2)
                                                       -------  -----------
PAPER & ALLIED PRODUCTS - 10.13%
Aracruz Celulose S.A. -  ADR (Note 7)                   46,600  $  390,275
Asia Pulp & Paper Co. Ltd. - ADR (Note 7)               41,200     342,475
Fort James Corp.                                        13,200     532,125
Kimberly-Clark Corp.                                    12,275     592,269
Schweitzer-Mauduit International, Inc.                   1,075      19,552
Stone Container Corp.                                    1,925      18,408
                                                                -----------
                                                                 1,895,104
                                                                -----------
PRINTING & PUBLISHING - 2.76%
Scholastic Corp.*                                          650      25,634
South China Morning Post (Holdings) Ltd.-ADR (Note 7)  183,425     491,359
                                                                -----------
                                                                   516,993
                                                                -----------
REFUSE SYSTEMS - 0.08%
Newpark Resources, Inc. *                               1,625      15,336
                                                                -----------

RESTAURANTS - 3.43%
McDonald's Corp.                                        9,585     640,997
                                                                -----------

RETAIL SPECIALTY STORES - 0.68%
Hancock Fabrics, Inc.                                   10,000      86,875
Talbots, Inc.                                            1,800      40,838
                                                                -----------
                                                                   127,713
SOFTWARE -  3.00%                                               -----------
Oracle Corp. *                                          19,000     561,688
                                                                -----------

TECHNICAL INSTRUMENTS & SUPPLIES - 10.50%
MEASURING & CONTROLLING DEVICES - 5.80%
Millipore Corp.                                         26,350     648,867
Teradyne, Inc.*                                         13,400     435,500
                                                                -----------
                                                                 1,084,367
                                                                -----------
OPTICAL SUPPLIES - 0.04%
Sola International, Inc.*                                  425       8,155
                                                                -----------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.61%
Eastman Kodak Co.                                       11,140     863,350
                                                                -----------

SURGICAL & MEDICAL INSTRUMENTS - 0.05%
CardioGenesis Corp.*                                     1,675       8,584
                                                                -----------
                                                                 1,964,456
                                                                -----------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio -  October 31, 1998






                                                                      VALUE
                                                   SHARES/PRINCIPAL  (NOTE 2)
                                                    AMOUNT
                                                    --------------
TELECOMMUNICATION SERVICES - 0.98%
Microcell Telecommunications, Inc. - ADR*(Note 7)            3,375  $    17,508
Telecomunicacoes Brasileiras S.A.(Telebras) -
  ADR*(Note 7)                                               2,175      165,164
                                                                    ------------
                                                                        182,672
                                                                    ------------
TESTING LABORATORIES - 0.08%
Paradigm Geophysical Ltd. *                                  2,525       14,045
                                                                    ------------

TEXTILE MILL PRODUCTS - 0.12%
Albany International Corp. -  Class A                        1,260       22,995
                                                                    ------------

TRANSPORTATION - 3.55%
   RAILROAD - 3.45%
   Canadian National Railway Co. - ADR (Note 7)             12,275      619,120
   Guangshen Railway Co., - Ltd. -  ADR (Note 7)             3,400       25,500
                                                                    ------------
                                                                        644,620
   WATER - 0.10%                                                    ------------
   Trico Marine Services, Inc.*                             2,600       18,525
                                                                    ------------
                                                                        663,145
                                                                    ------------

TOTAL COMMON STOCK
   (Identified Cost $18,376,149)                                     15,805,070
                                                                    ------------

U.S. TREASURY SECURITIES - 6.71%
U.S. Treasury Note, 5.50%, 3/31/2003                $        5,000        5,233
U.S. Treasury Bond, 6.875%,  8/15/2025                     210,000      254,822
U.S. Treasury Bond, 6.50%, 11/15/2026                      855,000      994,739
                                                                    ------------

TOTAL U.S. TREASURY SECURITIES
      (Identified Cost $1,157,911)                                    1,254,794
                                                                    ------------

SHORT-TERM INVESTMENTS - 4.62%
Dreyfus Treasury Cash Management Fund
   (Identified Cost $864,245)                              864,245      864,245
                                                                    ------------

TOTAL INVESTMENTS -  95.83%
   (Identified Cost $20,398,305)                                     17,924,109
                                                                    ------------


The accompanying notes are an integral part of the financial statements.

Investment Portfolio -  October 31, 1998






                                               VALUE
                                                  (NOTE 2)

OTHER ASSETS, LESS LIABILITIES - 4.17%        $   780,448
                                              ------------
NET ASSETS -  100%                            $18,704,557
                                              ============



*Non-income producing security
**Security Priced by Advisor





FEDERAL TAX INFORMATION:

At October 31, 1998, the net unrealized depreciation based on identified cost for federal income tax purposes of $20,563,642 was as follows:

Aggregate gross unrealized appreciation for all investments in                     $    998,706
which there was an excess of value over tax cost

Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                                     (3,638,239)
                                                                                   -------------

UNREALIZED DEPRECIATION - NET                                                       ($2,639,533)
                                                                                   =============




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






OCTOBER 31, 1998

ASSETS:

Investments, at value (identified cost $20,398,305)(Note 2)  $17,924,109
Cash                                                              53,874
Receivable for securities sold                                   755,657
Interest receivable                                               28,758
Dividends receivable                                              25,438
                                                             ------------

TOTAL ASSETS                                                  18,787,836
                                                             ------------

LIABILITIES:

Accrued management fees (Note 3)                                  17,521
Accrued Directors' fees (Note 3)                                   1,707
Transfer agent fees payable (Note 3)                                 347
Payable for fund shares repurchased                               51,416
Audit fee payable                                                 10,238
Other payables and accrued expenses                                2,050
                                                             ------------

 TOTAL LIABILITIES                                                83,279
                                                             ------------

NET ASSETS FOR 1,546,424 SHARES OUTSTANDING.                 $18,704,557
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                $    15,464
Additional paid-in-capital                                    20,173,439
Undistributed net investment income                              107,296
Accumulated net realized gain on investments                     882,554
Net unrealized depreciation on investments                    (2,474,196)
                                                             ------------

TOTAL NET ASSETS                                             $18,704,557
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($18,704,557/1,546,424 shares)                            $     12.10
                                                             ============



The accompanying notes are an integral part of the financial statements.

Statement of Operations






FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $6,964)         $   272,330
Interest                                                      111,518
                                                          ------------

Total Investment Income                                       383,848
                                                          ------------

EXPENSES:

Management fees (Note 3)                                      156,797
Directors' fees (Note 3)                                        7,696
Transfer agent fees (Note 3)                                    3,763
Audit fee                                                      13,499
Registration and filing fees                                   10,000
Custodian fee                                                   9,164
Miscellaneous                                                   6,513
                                                          ------------

Total Expenses                                                207,432

Less Reduction of Expenses (Note 3)                           (19,276)
                                                          ------------

Net Expenses                                                  188,156
                                                          ------------

NET INVESTMENT INCOME                                         195,692
                                                          ------------

REALIZED AND UNREALIZED GAIN(LOSS) ON
  INVESTMENTS:

Net realized gain on investments (identified cost basis)      983,037
 Net change in unrealized depreciation on investments      (2,448,394)
                                                          ------------

NET REALIZED AND UNREALIZED GAIN(LOSS)
    ON INVESTMENTS                                         (1,465,357)
                                                          ------------

NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $(1,269,665)
                                                          ============



The accompanying notes are an integral part of the financial statements.

Statements of  Changes in Net Assets






                                                            For the        For the
                                                            Year Ended     Year Ended
                                                               10/31/98       10/31/97
                                                           -------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $    195,692   $     52,531
Net realized gain on investments                                983,037      1,008,486
Net change in unrealized depreciation on investments
                                                             (2,448,394)       (64,888)
                                                           -------------  -------------
Net increase (decrease)  from operations
                                                             (1,269,665)       996,129
                                                           -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                     (141,415)       (26,434)
From net realized gain on investments                        (1,010,011)       (11,941)
                                                           -------------  -------------

Total distributions to shareholders                          (1,151,426)       (38,375)
                                                           -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share
   transactions (Note 5)                                     11,273,954      7,319,949
                                                           -------------  -------------

Net increase in net assets                                    8,852,863      8,277,703

NET ASSETS:

Beginning of period                                           9,851,694      1,573,991
                                                           -------------  -------------

END OF PERIOD (Including undistributed net
Investment income of $107,296 and $29,439,  respectively)

                                                           $ 18,704,557   $  9,851,694
                                                           =============  =============





The accompanying notes are an integral part of the financial statements.

Financial Highlights






                                                             For the     For the        For the
                                                             Year        Year Ended      Year
                                                            Ended                      Ended

                                                             10/31/98       10/31/97    10/31/96
                                                            ----------  -------------  ----------

Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING OF PERIOD                       $   14.24   $      11.38   $   10.00
                                                            ----------  -------------  ----------

Income from investment operations:
   Net investment income*                                       0.134          0.101       0.155
   Net realized and unrealized gain (loss) on investments      (0.935)         2.919       1.356
                                                            ----------  -------------  ----------

Total from investment operations                               (0.801)         3.020       1.511
                                                            ----------  -------------  ----------

Less distributions to shareholders:
  From net investment income                                   (0.123)        (0.082)     (0.131)
   From net realized gain on investments                       (1.216)        (0.078)         --
                                                            ----------  -------------  ----------

   Total distributions to shareholders                         (1.339)        (0.160)     (0.131)
                                                            ----------  -------------  ----------

NET ASSET VALUE - END OF PERIOD                             $   12.10   $      14.24   $   11.38
                                                            ==========  =============  ==========

Total return 1                                                 (5.99%)         26.77%      15.21%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                    1.20%          1.20%       1.20%
    Net investment income*                                       1.25%          0.94%       1.71%

Portfolio turnover                                                 60%           115%         95%

NET ASSETS - END OF PERIOD (000's omitted)                  $  18,705   $      9,852   $   1,574
                                                            ==========  =============  ==========



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:






Net investment income                                          $0.121   $0.063   $0.037

Ratios (to average net assets):
   Expenses                                                      1.32%    1.55%    2.50%
   Net investment income                                         1.13%    0.59%    0.41%

1 Represents aggregate total return for the period indicated.




The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION
        Maximum Horizon Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1998, 940 million shares have been designated in total among 19 series, of which 75 million have been designated as Maximum Horizon Series
 Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

          Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of
 Directors.

        Short-term investments that mature in sixty days or less are valued at amortized cost, which approximate market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code.
Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made semi-annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately stated.

     MULTIPLE CLASSES OF SHARES OF COMMON STOCK

The Fund is authorized to issue five classes of shares (Class A, Class B, Class C, Class D, and Class E shares). Currently, only Class A shares have been issued. The five classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Notes to Financial Statements

     OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $156,797 for the year ended October 31, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $19,276 for the year ended October 31, 1998, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $3,763 for the year ended October 31, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,696 for the year ended October 31, 1998.

Notes to Financial Statements

4.     PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $15,919,937 and $8,200,054, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $1,695,816 and $610,049, respectively.



5.  CAPITAL STOCK TRANSACTIONS

         Transactions in shares of Maximum Horizon Series Class A Common Stock were:






               For the Year                   For the Year
               Ended 10/31/98                 Ended 10/31/97
              ----------------               ----------------

                   Shares        Amount           Shares        Amount
              ----------------  -----------  ----------------  -----------
 Sold               1,001,792   13,203,479           604,488   $8,008,694
Reinvested             90,611    1,148,470             2,983       38,375
 Repurchased         (237,720)  (3,077,995)          (54,012)    (727,120)
              ----------------  -----------  ----------------  -----------
Net increase          854,683   11,273,954           553,459   $7,319,949
              ================  ===========  ================  ===========



The Advisor owned 14,184 shares on October 31, 1998 and 12,820 shares on October 31, 1997.

6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1998.

7.     FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse
political  and  economic  developments.    Moreover,  securities  of  foreign
companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Independent Auditors' Report

To the Directors of Exeter Fund Inc.
 and Shareholders of Maximum Horizon Series:

We have audited the accompanying statement of assets and liabilities including the investment portfolio, of Maximum Horizon Series (one of the series constituting Exeter Fund, Inc., formerly Manning & Napier Fund, Inc.) as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998, and 1997, and the financial highlights for each of the years in the three-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing The accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Maximum Horizon Series at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
December 4, 1998

Exeter Fund, Inc.

Flexible Yield Series I

Annual Report
October 31, 1998

Management Discussion and Analysis

Dear Shareholders:

Fixed income management is primarily an economic exercise. With the growth of global trade, the ability of electronic commerce to connect geographically diverse regions, and the development of highly efficient, fully integrated financial markets, in an economic sense, the world has shrunk. That means fixed income managers can no longer rely on a domestic economic perspective. They must think globally, since global factors will dictate how their portfolios perform.

With that in mind, this letter will discuss some of the global events that have affected your fixed income portfolios over the last few months. The proverbial "watershed" event occurred in August of this year when Russia effectively defaulted on its internal debt and the rest of the world concluded that the Russian economy was about to implode. That triggered a reassessment of all emerging market debt and what followed was a general flight to quality.

One of the primary beneficiaries of this was the U.S. fixed income market. However, not all sectors of the market benefited equally. The vast majority of the money flowed into U.S. Treasuries, causing their yields to move down much faster than all other fixed income sectors (i.e., agencies, corporate bonds, mortgages, and asset-backed securities).

Longer-term U.S. Treasuries performed the best at first. Shorter-term U.S. Treasury securities are much more dependent on the actions of the Federal Reserve, and the Fed did not cut short-term rates until the beginning of October. The Fed's focus was a touch different. It was more concerned with the growing credit crunch conditions that were associated with the problems in Russia, the spread of the Asian contagion to Latin America, and the collapse of a number of high-profile hedge funds. The problems at the hedge funds were due to over-leverage during a period when emerging market securities, and most non-Treasury securities, were under duress. The combination of these events and the defaults they engendered caused banks to reassess their lending standards. As a result, banks reigned in their standards, and made credit a touch more difficult to get. That concerned the Fed, and it cut short-term interest rates on two separate occasions.

By  the  end  of  October, interest rates were down more than 100 basis points
(1.00%) for the twelve months at all maturity levels, with three-quarters of that decline coming over the last six months. Because lower interest rates lead to higher bond prices, the performance of the Flexible Yield Series I reflects the decline in rates, and the Series posted a solid return for the fiscal year ending October 31. Flexible Yield Series I had a total return of 7.57% over the last 12 months. By comparison,

Management Discussion and Analysis

the Merrill Lynch Short-Term Government Index did a touch better at 7.70%. Although the Series benefited from a longer average maturity relative to the benchmark and from an underweighting in bonds other than Treasuries, the index returns do not reflect any fees or expenses, and therefore the index return was slightly higher than the Series. The Series continues to be positioned slightly longer than its benchmark and underweighted in corporates, mortgages, and other non-U.S. Treasury securities.

Even  domestically, global events have dictated how the financial markets have
performed.    As  some  investors  have learned, failure to account for global forces can be expensive.

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and happy holiday season.

Sincerely,


Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:



Effective Maturity -  As of 10/31/98

Less than 1 Year -  17%
1-2 Years -  21%
2-3 Years -  3%
3-4 Years -  32%
More than 4 Years -  27%

Performance Update as of October 31, 1998

Exeter Fund, Inc. - Flexible Yield Series I

                                   Total Return
Through       Growth of $10,000                    Average
10/31/98      Investment           Cumulative      Annual
One Year     $            10,757           7.57%      7.57%
Inception 2  $            12,935          29.35%      5.61%








Merrill Lynch U.S. Treasury Short-Term Index

                                                                    Total Return
Through                                        Growth of $10,000                    Average
10/31/98                                       Investment           Cumulative      Annual

One Year                                      $            10,770           7.70%      7.70%
Inception 2                                   $            13,302          33.02%      6.24%




The value of a $10,000 investment in the Exeter Fund, Inc. - Flexible Yield
Series I from its inception (2/15/94) to present (10/31/98) as compared to the Merrill
Lynch U.S. Treasury Short-Term Index.1


[graphic]
<line chart>

Data for line chart to follow:






               Exeter Fund, Inc. Flexible     Merril Lynch U.S. Treasury
 Date          Yield Series I                 Short-Term Index
02/15/94               10,000                           10,000
12/31/94                9,924                           10,030
12/31/95               10,995                           11,133
10/31/96               11,441                           11,598
10/31/97               12,025                           12,350
10/31/98               12,935                           13,302






1 The Merrill Lynch U.S. Treasury Short-Term Index is a market value weighted measure of approximately 58 U.S. Treasury Securities.
The Index is comprised of U.S. Treasury securities with maturities greater than one year but less than three years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance are calculated from February 15, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio -  October 31, 1998







                                           PRINCIPAL        VALUE
                                           AMOUNT/SHARES      (NOTE 2)
U.S. TREASURY SECURITIES - 89.8%

U.S. TREASURY NOTES
U.S. Treasury Note, 6.50%, 4/30/1999      $        65,000  $   65,650
U.S. Treasury Note, 6.00%, 6/30/1999               40,000      40,400
U.S. Treasury Note, 5.625%, 12/31/1999             20,000      20,269
U.S. Treasury Note, 6.875%, 3/31/2000              30,000      31,013
U.S. Treasury Note, 6.75%, 4/30/2000               20,000      20,681
U.S. Treasury Note, 5.375%, 6/30/2000              20,000      20,331
U.S. Treasury Note, 5.875%, 6/30/2000              40,000      40,975
U.S. Treasury Note, 4.50%, 9/30/2000              100,000     100,500
U.S. Treasury Note, 6.25%, 4/30/2001               15,000      15,670
U.S. Treasury Note, 5.625%, 5/15/2001              20,000      20,663
U.S. Treasury Note, 6.625%, 6/30/2001              40,000      42,263
U.S. Treasury Note, 6.25%, 10/31/2001             155,000     163,138
U.S. Treasury Note, 6.25%, 1/31/2002               40,000      42,237
U.S. Treasury Note, 6.25%, 6/30/2002               15,000      15,932
U.S. Treasury Note, 6.00%, 7/31/2002               80,000      84,400
U.S. Treasury Note, 5.625%, 12/31/2002             75,000      78,516
U.S. Treasury Note, 5.50%, 3/31/2003               25,000      26,164
U.S. Treasury Note, 5.375%, 6/30/2003             190,000     198,430
                                                           -----------

TOTAL U.S. TREASURY SECURITIES
    (Identified Cost $1,013,219)                            1,027,232
                                                           -----------

SHORT-TERM INVESTMENTS - 8.7%
U.S. Treasury Bill, 3/04/1999                      40,000      39,337
U.S. Treasury Bill, 10/14/1999                     40,000      38,539
Dreyfus Treasury Cash Management Fund              22,164      22,164
                                                           -----------
TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $100,040)                                 100,040
                                                           -----------

 TOTAL INVESTMENTS - 98.5%
   (Identified Cost $1,113,259)                             1,127,272

OTHER ASSETS, LESS LIABILITIES - 1.5%                          16,597
                                                           -----------

NET ASSETS - 100%                                          $1,143,869
                                                           ===========


The accompanying notes are an integral part of the financial statements.






FEDERAL TAX INFORMATION:

At October 31, 1998, the net unrealized appreciation based on identified cost for Federal income tax purposes of $1,113,975 was as follows:

Aggregate gross unrealized appreciation for all investments in which
There was an excess of value over tax cost                                         $  14,581

Aggregate gross unrealized depreciation for all investments in which
There was an excess of tax cost over value                                            (1,284)
                                                                                   ----------

UNREALIZED APPRECIATION - NET                                                        $13,297
                                                                                   ==========


Statement of Assets and Liabilities






OCTOBER 31, 1998

ASSETS:

Investments, at value (identified cost $1,113,259)(Note 2)  $1,127,272
Interest receivable                                             19,621
Receivable from investment advisor (Note 3)                     20,248
                                                            ----------

 TOTAL ASSETS                                                1,167,141
                                                            ----------


LIABILITIES:

Accrued Directors' fees (Note 3)                                 6,774
Transfer agent fees payable (Note 3)                               141
Audit fee payable                                                8,725
Other payables and accrued expenses                              7,632
                                                            ----------

TOTAL LIABILITIES                                               23,272
                                                            ----------

NET ASSETS FOR 108,126 SHARES OUTSTANDING                   $1,143,869
                                                            ==========


NET ASSETS CONSIST OF:

Capital stock                                               $    1,081
Additional paid-in-capital                                   1,117,633
Undistributed net investment income                              8,180
Accumulated net realized gain on investments                     2,962
Net unrealized appreciation on investments                      14,013
                                                            ----------

TOTAL NET ASSETS                                            $1,143,869
                                                            ==========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($1,143,869/108,126 shares)                                 $    10.58
                                                            ==========



The accompanying notes are an integral part of the financial statement.

Statement of Operations






FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Interest                                                                   $ 33,731
                                                                           ---------


EXPENSES:

Management fees (Note 3)                                                      2,058
Directors' fees (Note 3)                                                      7,694
Transfer agent fees (Note 3)                                                    141
Audit fee                                                                     9,250
Registration and filing fees                                                  4,250
Legal fees                                                                    1,850
Custodian fee                                                                   490
Miscellaneous                                                                   690
                                                                           ---------

Total Expenses                                                               26,423

Less Reduction of Expenses (Note 3)                                         (22,306)
                                                                           ---------

Net Expenses                                                                  4,117
                                                                           ---------

NET INVESTMENT INCOME                                                        29,614
                                                                           ---------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)                      5,788
 Net change in unrealized appreciation on investments                         6,173
                                                                           ---------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                            11,961
                                                                           ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         $ 41,575
                                                                           =========

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets





                                                                            For the        For the
                                                                            Year Ended     Year Ended
                                                                               10/31/98       10/31/97
                                                                           -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                                      $     29,614   $     33,077
Net realized gain (loss) on investments                                           5,788         (2,250)
Net change in unrealized appreciation
   on investments                                                                 6,173          4,259
                                                                           -------------  -------------

Net increase from operations                                                     41,575         35,086
                                                                           -------------  -------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                                      (32,409)       (28,418)
From net realized gain on investments                                                --         (1,988)
                                                                           -------------  -------------

Total distributions to shareholders                                             (32,409)       (30,406)
                                                                           -------------  -------------

CAPITAL STOCK ISSUED AND
   REPURCHASED:

Net increase assets from
    capital share transactions (Note 5)                                         484,871        152,255
                                                                           -------------  -------------

Net increase in net assets                                                      494,037        156,935


NET ASSETS:

Beginning of period                                                             649,832        492,897
                                                                           -------------  -------------
END OF PERIOD (including undistributed net
Investment income of $8,180, and $10,842
respectively)                                                              $  1,143,869   $    649,832
                                                                           =============  =============


The accompanying notes are an integral part of the financial statements.

Financial Highlights





                                                                                                  For the
                                                                                                  Period
                                                                                      For the     2/15/94
                                          For the     For the        For the Ten      Year        (commencement
                                          Year Ended  Year Ended     Months Ended     Ended       of operations)
                                          10/31/98    10/31/97       10/31/96         12/31/95    to 12/31/94
                                          ----------  -------------  ---------------  ----------  --------------
Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE -  BEGINNING  OF PERIOD   $   10.39   $      10.27   $        10.26   $    9.69   $       10.00
                                          ----------  -------------  ---------------  ----------  --------------
Income from investment operations:
   Net investment income*                     0.468          0.505            0.411       0.464           0.241
   Net realized and unrealized gain (loss)
      on investments                          0.289          0.099           (0.101)      0.566          (0.317)
                                          ----------  -------------  ---------------  ----------  --------------
Income from investment operations:
Total from investment operations              0.757          0.604            0.310       1.030          (0.076)
                                          ----------  -------------  ---------------  ----------  --------------
Income from investment operations:
Less distributions to shareholders:
   From net investment income                (0.567)        (0.456)          (0.300)     (0.460)         (0.234)
   From net realized gain on investments         --         (0.028)              --          --              --
                                          ----------  -------------  ---------------  ----------  --------------
Income from investment operations:
Total distributions to shareholders          (0.567)        (0.484)          (0.300)     (0.460)         (0.234)
                                          ----------  -------------  ---------------  ----------  --------------
Income from investment operations:
NET ASSET VALUE -  END OF PERIOD          $   10.58   $      10.39   $        10.27   $   10.26   $        9.69
                                          ==========  =============  ===============  ==========  ==============
Income from investment operations:
Total return 1                                 7.57%          6.07%            3.11%      10.79%         (0.76)%

Ratios (to average net assets)
 /Supplemental Data:
    Expenses*                                  0.70%          0.70%          0.70%2        0.70%           0.70%
    Net investment income*                     5.04%          5.29%          5.25%2        4.99%           4.41%

Portfolio turnover                               53%            77%              36%         60%             38%

NET ASSETS - END OF PERIOD
 (000's omitted)                          $   1,144   $        650   $          493   $     256   $         231
                                          ==========  =============  ===============  ==========  ==============
Income from investment operations:


*  The investment advisor did not impose its management fee and paid a portion
of the Fund's expenses.    If  these  expenses  had been incurred by the Fund,
and had 1994, 1995, and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:





Net investment income                                           $0.116   $0.206   $ 0.270  $0.297   $ 0.143

Ratios (to average net assets):
    Expenses                                                      4.49%    3.83%   2.50%2    2.50%   2.50%2
    Net investment income                                         1.25%    2.16%   3.45%2    3.19%   2.61%2

1 Represents aggregate total return for the period indicated.
2 Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.ORGANIZATION
  Flexible Yield Series I (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1998, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Flexible Yield Series I Class A Common Stock.

2.SIGNIFICANT ACCOUNTING POLICIES
  SECURITY VALUATION
  Portfolio  securities listed on an exchange are valued at the latest quoted  sales  price  of  the  exchange on which the security is traded most
  extensively.    Securities  not  traded  on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

  Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

  Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

  Short-term investments that mature in sixty days or less are valued at ammortized cost, which approximates market value.

  SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
  Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
  Interest income and expenses are recorded on an accrual basis.

  Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

  FEDERAL INCOME TAXES
  The  Fund's  policy is to comply with the provisions of the Internal
  Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

  FEDERAL INCOME TAXES (continued)
  The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

  DISTRIBUTIONS OF INCOME AND GAINS
  Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

  The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

MULTIPLE CLASSES OF SHARES OF COMMON STOCK

  The Fund is authorized to issue five classes of shares (Class A, Class B, Class, C, Class D, and Class E shares). Currently, only Class A shares have
  been  issued.    The  five  classes  of  shares  differ  in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

OTHER

  The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The fee amounted to $2,058 for the year ended October 31, 1998.
11

Notes to Financial Statements

  Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

  The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.70% of average daily net assets each year.
  Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $20,248 for the year ended October 31, 1998, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

  The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $141 for the year ended October 31, 1998.

  Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

  The compensation of the non-affiliated Directors totaled $7,694 for the year ended October 31, 1998.

4.PURCHASES AND SALES OF SECURITIES
  Purchases and sales of United States Government securities, other than short-term securities, were $749,225 and $333,115, respectively, for the year ended October 31, 1998.

Notes to Financial Statements

5.CAPITAL STOCK TRANSACTIONS
  Transactions in shares of Flexible Yield Series I Class A Common Stock were:





               For the Year                  For the Year
               Ended 10/31/1998              Ended 10/31/1997
               Shares          Amount        Shares           Amount
              --------         ------------  --------         ----------

Sold           139,912         $ 1,458,457    53,796          $ 552,351
Reinvested       3,160              32,409     2,812             28,563
Repurchased    (97,485)         (1,005,995)  (42,043)          (428,659)
              --------         ------------  --------         ----------
Net increase    45,587         $   484,871    14,565          $ 152,255
              ========         ============  ========         ==========



      The Advisor owned 12,971 shares on October 31, 1998 and 12,280 shares on October 31, 1997.

6.FINANCIAL INSTRUMENTS
  The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1998.

Independent Auditors' Report

TO THE DIRECTORS OF EXETER FUND, INC.
AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES I:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series I (one of the series constituting Exeter Fund, Inc., formerly Manning & Napier Fund, Inc.)
as of October 31, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended October 31, 1998 and the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flexible Yield Series I at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
DECEMBER 4, 1998

Exeter Fund, Inc.

Flexible Yield Series II
Annual Report
October 31,1998

Management Discussion and Analysis

Dear Shareholders:

Fixed income management is primarily an economic exercise. With the growth of global trade, the ability of electronic commerce to connect geographically diverse regions, and the development of highly efficient, fully integrated financial markets, in an economic sense, the world has shrunk. That means fixed income managers can no longer rely on a domestic economic perspective. They must think globally, since global factors will dictate how their portfolios perform.

With that in mind, this letter will discuss some of the global events that have affected your fixed income portfolio over the last few months. The proverbial "watershed" event occurred in August of this year when Russia effectively defaulted on its internal debt and the rest of the world concluded that the Russian economy was about to implode. That triggered a reassessment of all emerging market debt and what followed was a general flight to quality.

One of the primary beneficiaries of this was the U.S. fixed income market. However, not all sectors of the market benefited equally. The vast majority of the money flowed into U.S. Treasuries, causing their yields to move down much faster than all other fixed income sectors (i.e., agencies, corporate bonds, mortgages, and asset backed securities).

Longer term U.S. Treasuries performed the best. Shorter_term U.S. Treasury securities are much more dependent on the actions of the Federal Reserve, and the Fed did not cut short term rates until the beginning of October. The Fed's focus was a touch different. It was more concerned with the growing credit crunch conditions that were associated with the problems in Russia, the spread of the Asian contagion to Latin America, and the collapse of a number of high profile hedge funds. The problems at the hedge funds were due to over leverage during a period when emerging market securities, and most non Treasury securities, were under duress. The combination of these events and the defaults they engendered caused banks to reassess their lending standards. As a result, banks reigned in their standards, and made credit a touch more difficult to get. That concerned the Fed, and it cut short term interest rates on two separate occasions.

By  the  end  of  October, interest rates were down more than 100 basis points
(1.00%) for the twelve months at all maturity levels, with three_quarters of that decline coming over the last six months. Because lower interest rates lead to higher bond prices, the performance of the Flexible Yield Series II reflects the decline in rates, and the Series posted a strong return for the fiscal year ending October 31. Flexible

Management Discussion and Analysis

Yield Series II had a total return of 9.78% over the last 12 months, outperforming its index, the Merrill Lynch Corporate/ Government Intermediate Index, which had a total return of 9.19%. The solid return was a function of relatively longer average maturities and durations compared to the benchmark. The Series also benefited from an underweighting in the non U.S. Treasury sectors; those sectors struggled over the last few months. The Series' portfolio continues to be positioned slightly longer than its benchmark and underweighted when it comes to corporate bonds, mortgages, and other non U.S. Treasury securities.

Even  domestically, global events have dictated how the financial markets have
performed.    As  some  investors  have learned, failure to account for global forces can be expensive.

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and happy holiday season.

Sincerely,


EXETER ASSET MANAGEMENT

[Graphic]
<pie chart>
Data for pie chart to follow:






Effective Maturity - As of 10/31/98
-----------------------------------

Less than 1 year                       9%


1-2 years                             16%
2-3 years                             14%
3-5 years                             25%
5-7 years                             17%
More than 7 years                     19%

Performance Update as of October 31,1998





 Exeter Fund, Inc.-Flexible Yield Series II
-------------------------------------------
                                       Total Return
                                      ---------------
 Through         Growth of $10,000               Average
 10/31/98          Investment       Cumulative    Annual
 -----------     -----------------  ----------   ---------

One Year        $           10,978          9.78%     9.78%
Inception 2     $           13,392         33.92%     6.39%




Merrill Lynch Corporate/Government Intermediate Index
-----------------------------------------------------

                                       Total Return
                                      ---------------
 Through         Growth of $10,000               Average
 10/31/98          Investment       Cumulative    Annual
 -----------     -----------------  ----------   ---------


One Year        $           10,919          9.19%     9.19%
Inception 2     $           13,715         37.15%     6.93%



The value of a $10,000 investment in the Exeter Fund, Inc. _ Flexible Yield
Series II from its inception (2/15/94) to present (10/31/98) as compared to the Merrill
Lynch Corporate/Government Intermediate
Index. 1

[graphic]
<line chart>
Data for line chart to follow:



                Exeter Fund, Inc.               Merrill Lynch Corporate/Government
Date            Flexible Yield Series II        Intermediate Index
--------        ------                          ------
02/15/94        10,000                          10,000
12/31/94        9,531                           9,799
12/31/95        11,182                          11,301
10/31/96        11,336                          11,672
10/31/97        12,199                          12,560
10/31/98        13,392                          13,715





1 The Merrill Lynch Corporate/Government Intermediate Index is a market value weighted measure of approximately 4,561 corporate and government bonds.
The Index is comprised of investment grade bonds with maturities greater than one year but less than ten years. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2  The  Fund  and Index performance are calculated from February 15, 1994, the
Fund's  inception  date.   The Fund's performance is historical and may not be
indicative of future results.

Investment Portfolio- October 31,1998







                                               PRINCIPAL AMOUNT/   VALUE
                                               SHARES               (NOTE 2)
                                               ------------------  ---------

U.S. TREASURY SECURITIES - 92.52 %

U.S. TREASURY NOTES - 92.52%

   U.S. Treasury Note, 5.875%, 1/31/1999       $   35,000          $ 35,109
   U.S. Treasury Note, 6.00%, 6/30/1999            20,000            20,200
   U.S. Treasury Note, 5.50%, 3/31/2000            20,000            20,306
   U.S. Treasury Note, 5.375%, 6/30/2000           25,000            25,414
   U.S. Treasury Note, 6.125%, 9/30/2000           55,000            56,805
   U.S. Treasury Note, 5.625%, 5/15/2001           55,000            56,822
   U.S. Treasury Note, 7.875%, 8/15/2001           30,000            32,728
   U.S. Treasury Note, 6.25%, 1/31/2002            50,000            52,797
   U.S. Treasury Note, 6.25%, 6/30/2002            45,000            47,798
   U.S. Treasury Note, 6.25%, 2/15/2003            40,000            42,900
   U.S. Treasury Note, 5.375%, 6/30/2003           20,000            20,888
   U.S. Treasury Note, 7.25%, 5/15/2004           100,000           113,500
   U.S. Treasury Note, 6.50%, 10/15/2006           75,000            84,047
   U.S. Treasury Note 5.625%, 5/15/2008            35,000            37,702
                                               ------------------  ---------
TOTAL U.S. TREASURY SECURITIES
  (Identified Cost $601,061)                                        647,016
                                                                   ---------
SHORT-TERM INVESTMENTS - 6.39%
  Dreyfus Treasury Cash Management Fund
   (Identified Cost $44,719)                       44,719            44,719
                                                                   ---------
TOTAL INVESTMENTS - 98.91%
   (Identified Cost $645,780)                                       691,735

OTHER ASSETS, LESS LIABILITIES - 1.09%                                7,594
                                                                   ---------
NET ASSETS - 100%                                                  $699,329
                                                                   =========

FEDERAL TAX INFORMATION:

At October 31, 1998, the net unrealized appreciation based on identified cost for federal income tax purposes of $646,000 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                                     $ 45,735
                                                                                                        ---------
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                                            0
                                                                                                        ---------
UNREALIZED APPRECIATION - NET                                                                           $ 45,735
                                                                                                        =========



The accompanying notes are an integral part of the financial statements.
4

Statement of Assets and Liabilities


OCTOBER 31,1998



ASSETS:

Investments, at value (identified cost $645,780)(Note 2)  $691,735
Cash                                                            40
Interest receivable                                         10,817
Receivable from investment advisor (Note 3)                 20,228
                                                          --------
TOTAL ASSETS                                               722,820
                                                          --------

LIABILITIES:

Accrued Directors' fees (Note 3)                             6,774
Transfer agent fees payable (Note 3)                           141
Audit fee payable                                            9,219
Other payables and accrued expenses                          7,357
                                                          --------
TOTAL LIABILITIES                                           23,491
                                                          --------
NET ASSETS FOR 66,606 SHARES OUTSTANDING                  $699,329
                                                          ========

NET ASSETS CONSIST OF:

Capital stock                                             $    666
Additional paid-in-capital                                 640,161
Undistributed net investment income                          7,807
Accumulated net realized gain on investments                 4,740
Net unrealized appreciation on investments                  45,955
                                                          --------
TOTAL NET ASSETS                                          $699,329
                                                          ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($699,329/66,609 shares)                               $  10.50
                                                          ========



The accompanying notes are an integral part of the financial statements.
5

Statement of Operations





FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:



Interest                                                  $ 35,263
                                                          ---------

EXPENSES:

Management fees (Note 3)                                     2,639
Directors' fees (Note 3)                                     7,696
Transfer agent fees (Note 3)                                   141
Audit fee                                                    9,750
Registration and filing fees                                 4,249
Legal Fees                                                   1,850
Custodian fee                                                  551
Miscellaneous                                                  684
                                                          ---------
Total Expenses                                              27,560

Less Reduction of Expenses (Note 3)                        (22,867)
                                                          ---------
Net Expenses                                                 4,693
                                                          ---------
NET INVESTMENT INCOME                                       30,570
                                                          ---------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     5,805
Net change in unrealized appreciation on investments        18,765
                                                          ---------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                           24,570
                                                          ---------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $ 55,140
                                                          =========

The accompanying notes are an integral part of the financial statements.
6

Statements of Changes in Net Assets



                                                        FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                        10/31/98      10/31/97
                                                        ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                        30,570        35,136
Net realized gain on investments                              5,805         5,404
Net change in unrealized appreciation
   on investments                                            18,765        11,090
                                                        ------------  ------------
Net increase from operations                                 55,140        51,630
                                                        ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                  (31,969)      (36,179)
From net realized gain on investments                        (4,875)         (382)
                                                        ------------  ------------
Total distributions to shareholders                         (36,844)      (36,561)
                                                        ------------  ------------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital
   share transactions (Note 5)                              (37,191)      221,861
                                                        ------------  ------------
Net increase(decrease) in net assets                        (18,895)      236,930
                                                        ------------  ------------
NET ASSETS:

Beginning of period                                         718,224       481,294
                                                        ------------  ------------
END OF PERIOD (including undistributed net investment
   income of $7,807 and $8,569, respectively)           $   699,329   $   718,224
                                                        ============  ============



The accompanying notes are an integral part of the financial statements.
<7>

Financial Highlights



                                                      FOR THE     FOR THE     FOR THE       FOR THE
                                                      ENDED       ENDED        ENDED        ENDED
                                                      10/31/98    10/31/97      10/31/96    12/31/95
                                                      ----------  ----------  ------------  ----------

Per share data (for a share outstanding throughout

each period):



NET ASSET VALUE -

   BEGINNING  OF PERIOD                               $   10.23   $   10.10   $     10.30   $    9.27
                                                      ----------  ----------  ------------  ----------

Income from investment operations:
   Net investment income*                                  0.575       0.523         0.445       0.561
   Net realized and unrealized gain (loss)
      on investments                                      0.378       0.212        (0.315)      1.019
                                                      ----------  ----------  ------------  ----------
Total from investment operations                          0.953       0.735         0.130       1.580
                                                      ----------  ----------  ------------  ----------
Less distributions to shareholders:
   From net investment income                            (0.589)     (0.597)       (0.270)     (0.550)
   From net realized gain on investments                 (0.094)     (0.008)       (0.060)          -
                                                      ----------  ----------  ------------  ----------
Total distributions to shareholders                      (0.683)     (0.605)       (0.330)     (0.550)
                                                      ----------  ----------  ------------  ----------
NET ASSET VALUE - END OF PERIOD                       $   10.50   $   10.23   $     10.10   $   10.30
                                                      ==========  ==========  ============  ==========
Total return 1                                             9.78%       7.61%         1.38%      17.33%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                              0.80%       0.80%       0.80%2        0.80%
    Net investment income*                                 5.21%       5.46%       5.55%2        5.38%
    Portfolio turnover                                       31%         58%            5%         35%

NET ASSETS - END OF PERIOD
   (000's omitted)                                    $     699   $     718   $       481   $     438
                                                      ==========  ==========  ============  ==========




                                                     FOR THE PERIOD
                                                     2/15/94 (COMMENCEMENT
                                                     OF OPERATIONS) TO
                                                     12/31/94
                                                     -------------------

Per share data (for a share outstanding throughout

each period):



NET ASSET VALUE -

   BEGINNING  OF PERIOD                              $            10.00
                                                     -------------------

Income from investment operations:
   Net investment income*                                         0.269
   Net realized and unrealized gain (loss)
      on investments                                             (0.738)
                                                     -------------------
Total from investment operations                                 (0.469)
                                                     -------------------
Less distributions to shareholders:
   From net investment income                                    (0.261)
   From net realized gain on investments                              -
                                                     -------------------
Total distributions to shareholders                              (0.261)
                                                     -------------------
NET ASSET VALUE - END OF PERIOD                      $             9.27
                                                     ===================
Total return 1                                                   (4.69%)

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                     0.80%2
    Net investment income*                                        5.40%2
    Portfolio turnover                                               0%

NET ASSETS - END OF PERIOD
   (000's omitted)                                   $              396
                                                     ===================



* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1994, 1995, and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:





Net investment income                                          $0.145   $0.243   $ 0.309  $0.384   $ 0.184
Ratios (to average net assets):
   Expenses                                                      4.70%    3.72%   2.50%2    2.50%   2.50%2
   Net investment income                                         1.31%    2.54%   3.85%2    3.68%   3.70%2


1 Represents aggregate total return for the period indicated.
2 Annualized.




The accompanying notes are an integral part of the financial statements.
8

Notes to Financial Statements



1.     ORGANIZATION
Flexible Yield Series II (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1998 , 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Flexible Yield Series II Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Funds Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code.
Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.
9

Notes to Financial Statements
2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

FEDERAL INCOME TAXES(continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTION OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, or character reclassification between net income and net gains, or other required tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

MULTIPLE CLASSES OF SHARES OF COMMON STOCK
The  Fund  is  authorized  to  issue five classes of shares (Class A, Class B,
Class C, Class D, and Class E). Currently, only Class A shares have been issued. The five classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the Advisor), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Fund's average daily net assets. The fee amounted to $2,639 for the year ended October 31, 1998.

Notes to Financial Statements
3.  TRANSACTIONS WITH AFFILIATES (continued)

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of theAdvisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.80% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $20,228 for the year ended October 31, 1998, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $141 for the year ended October 31, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,696 for the year ended October 31, 1998.

4.     PURCHASES AND SALES OF SECURITIES
Purchases and sales of United States Government securities, other than short-term securities, were $176,836 and $235,253, respectively, for the year ended October 31, 1998.
11

Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS




Transactions in shares of Flexible Yield Series II Class A Common Stock were:


                          For the Year                 For the Year
                          Ended 10/31/98               Ended 10/31/97
                          ---------------              ---------------

                            Shares           Amount      Shares           Amount
                          ---------------  ----------  ---------------  -----------
Sold                             21,299   $ 218,417           46,530     $ 461,689
Reinvested                        3,668      36,844            3,696        36,561
Repurchased                     (28,563)   (292,452)         (27,676)     (276,389)
                          ---------------  ----------  ---------------  -----------
Net increase(decrease)           (3,596)   ($37,191)          22,550     $ 221,861
                          ===============  ==========  ===============  ===========




The  Advisor  owned  15,723  shares  on  October 31, 1998 and 14,700 shares on
    October 31, 1997.

6.     FINANCIAL INSTRUMENTS
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1998.

Independent Auditors' Report


TO THE DIRECTORS OF EXETER FUND, INC.
AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES II:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series II (one of the series constituting Exeter Fund, Inc., formerly Manning & Napier Fund, Inc.) as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended October 31, 1998 and the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flexible Yield Series II at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
DECEMBER 4, 1998

Exeter Fund, Inc.

Flexible Yield Series III

Annual Report
October 31, 1998

Management Discussion and Analysis

Dear Shareholders:

Fixed income management is primarily an economic exercise. With the growth of global trade, the ability of electronic commerce to connect geographically diverse regions, and the development of highly efficient, fully integrated financial markets, in an economic sense, the world has shrunk. That means fixed income managers can no longer rely on a domestic economic perspective. They must think globally, since global factors will dictate how their portfolios perform.

With that in mind, this letter will discuss some of the global events that have affected your fixed income portfolio over the last few months. The proverbial "watershed" event occurred in August of this year when Russia effectively defaulted on its internal debt and the rest of the world concluded that the Russian economy was about to implode. That triggered a reassessment of all emerging market debt and what followed was a general flight to quality.

One of the primary beneficiaries of this was the U.S. fixed income market. However, not all sectors of the market benefited equally. The vast majority of the money flowed into U.S. Treasuries, causing their yields to move down much faster than all other fixed income sectors (i.e., agencies, corporate bonds, mortgages, and asset-backed securities).

Longer-term U.S. Treasuries performed the best at first. Shorter-term U.S. Treasury securities are much more dependent on the actions of the Federal Reserve, and the Fed did not cut short-term rates until the beginning of October. The Fed's focus was a touch different. It was more concerned with the growing credit crunch conditions that were associated with the problems in Russia, the spread of the Asian contagion to Latin America, and the collapse of a number of high-profile hedge funds. The problems at the hedge funds were due to over-leverage during a period when emerging market securities, and most non-Treasury securities, were under duress. The combination of these events and the defaults they engendered caused banks to reassess their lending standards. As a result, banks reigned in their standards, and made credit a touch more difficult to get. That concerned the Fed, and it cut short-term interest rates on two separate occasions.

By  the  end  of  October, interest rates were down more than 100 basis points
(1.00%) for the year at all maturity levels, with three-quarters of that decline coming over the last six months. Because lower interest rates lead to higher bond prices, the performance of the Flexible Yield Series III reflects the decline in rates, and the Series posted a strong return for the fiscal year ending October 31. The Flexible Yield Series III had a total return of 12.15% over the last 12 months, outperforming

Management Discussion and Analysis

its index, the Merrill Lynch Corporate/Government Bond index, which had a total return of 10.33%, by a sizable margin. The strong return was a function of relatively longer average maturities and durations than the benchmark. The Series also benefited from an underweighting in the non-U.S. Treasury sectors; those sectors struggled over the last few months. The Series' portfolio continues to be positioned in bonds with slightly longer maturities than its benchmark and underweighted when it comes to corporates, mortgages, and other non-U.S. Treasury securities.

Even  domestically, global events have dictated how the financial markets have
performed.    As  some  investors  have learned, failure to account for global forces can be expensive.

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and happy holiday season.

Sincerely,


Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:

Effective Maturity -  As of 10/31/98

Less Than 1 year -  6%
1-2 Years -  11%
2-3 Years -  16%
3-5 Years -  15%
5-7 Years -  16%
7-10 Years -  17%
More than 10 Years -  19%

[graphic]
<pie chart>
Data for pie chart to follow:

Portfolio Composition -  As of 10/31/98

U.S. Treasury Securities -  82%
Mortgage Backed Securities -  7%
Cash, equivalents, and other assets, less liabilities -  11%

Performance Update as of October 31, 1998






Exeter Fund, Inc. -  Flexible Yield Series III

                                                                    Total Return
Through                                        Growth of $10,000                    Average
10/31/98                                       Investment           Cumulative      Annual
                                               -------------------  -------------   -------
One Year                                       $            11,215       12.15%      12.15%
Inception2                                     $            14,066       40.66%       7.26%






Merrill Lynch Corporate/Government Bond Index



                                     Total Return
Through         Growth of $10,000                    Average
10/31/98        Investment           Cumulative      Annual
                -------------------  -------------   -------
One Year        $            11,033       10.33%      10.33%
Inception2      $            14,158       41.58%       7.40%


The value of a $10,000 Investment in the Exeter Fund, Inc. - Flexible Yield Series III from its inception (12/20/93) to present (10/31/98) as compared to the Merrill Lynch Corporate/Government Bond Index.1

[graphic]
<line chart>
Data for line chart to follow:






 Date        Exeter Fund, Inc. -  Flexible Yield Series III   Merrill Lynch Corporate/Government Bond Index
-----------  -----------------------------------------------  ----------------------------------------------
 12/20/93                                           10,000                                          10,000
 12/31/93                                            9,960                                          10,013
 12/31/94                                            9,380                                           9,686
 12/31/95                                           11,451                                          11,532
 12/31/96                                           11,431                                          11,778
 12/31/97                                           12,542                                          12,832
 12/31/98                                           14,066                                          14,158


  1  The  Merrill  Lynch  Corporate/Government  Bond  Index  is a market value weighted measure of approximately 6,378 corporate and government bonds. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2  The  Fund  and  Index  performance are calculated from December 20, 1993, the
Fund's  inception  date.   The Fund's performance and may not be indicative of
future results.

Investment Portfolio -  October 31, 1998




                                              PRINCIPAL    VALUE
                                              AMOUNT         (NOTE 2)
U.S. TREASURY SECURITIES - 81.58%

    U.S. TREASURY BONDS - 18.60%
    U.S. Treasury Bond, 5.625%, 2/15/2006    $    70,000  $   74,856
    U.S. Treasury Bond, 7.25%, 8/15/2022          50,000      62,344
    U.S. Treasury Bond, 6.875%, 8/15/2025        155,000     188,083
                                                          -----------

    TOTAL U.S. TREASURY BONDS
    (Identified Cost $262,649)                               325,283
                                                          -----------

    U.S. TREASURY NOTES - 62.98%
    U.S. Treasury Note, 5.125%, 11/30/1998        35,000      35,011
    U.S. Treasury Note, 6.00%, 6/30/1999          35,000      35,350
    U.S. Treasury Note, 6.375%, 7/15/1999         15,000      15,192
    U.S. Treasury Note, 7.75%, 11/30/1999         20,000      20,688
    U.S. Treasury Note, 5.50%, 3/31/2000          40,000      40,613
    U.S. Treasury Note, 6.25%, 8/31/2000          30,000      31,003
    U.S. Treasury Note, 4.50%, 9/30/2000          75,000      75,375
    U.S. Treasury Note, 5.375%, 2/15/2001         90,000      92,025
    U.S. Treasury Note, 5.625%, 5/15/2001         40,000      41,325
    U.S. Treasury Note, 6.625%, 7/31/2001         40,000      42,338
    U.S. Treasury Note, 6.25%, 6/30/2002          50,000      53,109
    U.S. Treasury Note, 6.375%, 8/15/2002        100,000     106,812
    U.S. Treasury Note, 5.625%, 12/31/2002        75,000      78,516
    U.S. Treasury Note, 5.875%, 2/15/2004        170,000     181,900
    U.S. Treasury Note, 6.50%, 8/15/2005          55,000      61,359
    U.S. Treasury Note, 6.50%, 10/15/2006         60,000      67,237
    U.S. Treasury Note, 6.25%, 2/15/2007          50,000      55,406
    U.S. Treasury Note, 6.625%, 5/15/2007         60,000      68,044
                                                          -----------

    TOTAL U.S. TREASURY NOTES
    (Identified Cost $1,029,943)                           1,101,303
                                                          -----------

TOTAL U.S. TREASURY SECURITIES
    (Identified Cost $1,292,592)                           1,426,586
                                                          -----------



The accompanying notes are an integral part of the financial statements.
4

Investment Portfolio -  October 31, 1998



                                                               Principal        Value
                                                               Amount/Shares   (Note 2)

U.S. GOVERNMENT AGENCIES - 6.89%
    MORTGAGE BACKED SECURITIES - 2.62%
    GNMA, Pool #224199, 9.50%, 7/15/2018                       $  5,944      $    6,413
    GNMA, Pool #299164, 9.00%, 12/15/2020                         9,425          10,038
    GNMA, Pool #376345, 6.50%, 12/15/2023                        29,126          29,446
                                                                             ----------

    TOTAL MORTGAGE BACKED SECURITIES
     (Identified Cost $41,425)                                                   45,897
                                                                             ----------

    OTHER AGENCIES - 4.27%
    Federal National Mortgage Association Medium
    Term Note, 4.625%, 10/15/2001                                75,000          74,660
                                                                             ----------
    (Identified Cost $75,234)

TOTAL U.S. GOVERNMENT AGENCIES
    (Identified Cost $116,658)                                                  120,557
                                                                             ----------

SHORT-TERM INVESTMENTS - 4.25%
   Dreyfus Treasury Cash Management Fund
   (Identified Cost $74,256)                                     74,256          74,256
                                                                             ----------

TOTAL INVESTMENTS - 92.72%
   (Identified Cost $1,483,506)                                               1,621,399

OTHER ASSETS, LESS LIABILITIES - 7.28%                                          127,272
                                                                             ----------

NET ASSETS - 100%                                                            $1,748,671
                                                                             ==========




FEDERAL TAX INFORMATION:

At October 31, 1998, the net unrealized appreciation based on identified cost for federal income tax purposes of $1,483,506 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                  $138,829

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                      (936)
                                                                                     ---------

UNREALIZED APPRECIATION - NET                                                        $137,893
                                                                                     =========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






OCTOBER 31, 1998

ASSETS:

Investments, at value (identified cost $1,483,506)(Note 2)  $1,621,399
Cash                                                           116,974
Interest receivable                                             19,575
Receivable from investment advisor (Note 3)                     14,494
                                                            ----------

TOTAL ASSETS                                                1,772,442
                                                            ----------
LIABILITIES:

Accrued Directors' fees (Note 3)                                 6,772
Transfer agent fees payable (Note 3)                               347
Audit fee payable                                                9,250
Other payables and accrued expenses                              7,402
                                                            ----------

TOTAL LIABILITIES                                               23,771
                                                            ----------

NET ASSETS FOR 158,052 SHARES OUTSTANDING                   $1,748,671
                                                            ==========

NET ASSETS CONSIST OF:

Capital stock                                               $    1,581
Additional paid-in-capital                                   1,552,433
Undistributed net investment income                             16,515
Accumulated net realized gain on investments                    40,249
Net unrealized appreciation on investments                     137,893
                                                            ----------

TOTAL NET ASSETS                                            $1,748,671
                                                            ==========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($1,748,671/158,052 shares)                              $    11.06
                                                            ==========




The accompanying notes are an integral part of the financial statements.

Statement of Operations






FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Interest                                                  $ 88,119
                                                          ---------

EXPENSES:

Management fees (Note 3)                                     7,221
Directors' fees (Note 3)                                     7,694
Transfer agent fees (Note 3)                                   347
Audit fee                                                    9,850
Registration and filing fees                                 4,250
Custodian fee                                                2,000
Legal fee                                                    1,850
Miscellaneous                                                  778
                                                          ---------

Total Expenses                                              33,990

Less Reduction of Expenses (Note 3)                        (21,715)
                                                          ---------

Net Expenses                                                12,275
                                                          ---------

NET INVESTMENT INCOME                                       75,844
                                                          ---------


REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)    41,155
Net change in unrealized appreciation on investments        51,301
                                                          ---------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                           92,456
                                                          ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $168,300
                                                          =========



The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets






                                                             For the        For the
                                                             Year Ended     Year Ended
                                                                10/31/98       10/31/97
                                                            -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                             75,844   $     72,788
Net realized gain on investments                                  41,155          1,966
Net change in unrealized appreciation on investments              51,301         48,709
                                                            -------------  -------------

Net increase from operations                                     168,300        123,463
                                                            -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                       (77,682)       (73,237)
From net realized gain on investments                               (763)        (4,865)
                                                            -------------  -------------

Total distributions to shareholders                              (78,445)       (78,102)
                                                            -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase in net assets from capital
   share transactions (Note 5)                                   313,535        202,056
                                                            -------------  -------------

Net increase                                                     403,390        247,417

NET ASSETS:

Beginning of period                                            1,345,281      1,097,864
                                                            -------------  -------------

END OF PERIOD (including undistributed net
   investment income of $16,515 and $17,515, respectively)  $  1,748,671   $  1,345,281
                                                            =============  =============



The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                     For the     For the     For the        For the     For the
                                                     Year        Year        Ten Months     Year        Year
                                                     Ended       Ended        Ended         Ended       Ended
                                                     10/31/98    10/31/97       10/31/96    12/31/95    12/31/94
                                                    ----------  ----------  -------------  ----------  ----------
Per share data (for a share outstanding
 Throughout each period):
NET ASSET VALUE -  BEGINNING OF PERIOD              $   10.41   $   10.13   $      10.51   $    9.11   $    9.95
                                                    ----------  ----------  -------------  ----------  ----------

Income from investment operations:
   Net investment income*                               0.531       0.580          0.497       0.582       0.262
   Net realized and unrealized gain (loss)
      on investments                                    0.692       0.355         (0.532)      1.393      (0.841)
                                                    ----------  ----------  -------------  ----------  ----------
Total from investment operations                        1.223       0.935         (0.035)      1.975      (0.579)
                                                    ----------  ----------  -------------  ----------  ----------

Less distributions to shareholders:
    From net investment income                         (0.567)     (0.610)        (0.345)     (0.575)     (0.261)
   From net realized gain on investments               (0.006)     (0.045)            --          --          --
                                                    ----------  ----------  -------------  ----------  ----------

Total distributions to shareholders                    (0.573)     (0.655)        (0.345)     (0.575)     (0.261)
                                                    ----------  ----------  -------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                     $   11.06   $   10.41   $      10.13   $   10.51   $    9.11
                                                    ==========  ==========  =============  ==========  ==========

Total return 1                                          12.15%       9.73%        (0.18%)      22.09%     (5.83%)
Ratios (to average net assets)/Supplemental Data:
Expenses*                                                0.85%       0.85%        0.85%2        0.85%       0.85%
Net investment income*                                   5.25%       5.82%        5.98%2        6.13%       6.22%

Portfolio turnover                                         20%         51%             5%          6%          1%

NET ASSETS - END OF PERIOD (000's omitted)          $   1,749   $   1,345   $      1,098   $   1,159   $     748
                                                    ==========  ==========  =============  ==========  ==========



                                                     For the Period
                                                            12/20/93
                                                       (commencement
                                                     of operations)
                                                     TO 12/31/93
                                                    -----------------
Per share data (for a share outstanding
Throughout each period):
NET ASSET VALUE -  BEGINNING OF PERIOD              $          10.00
                                                    -----------------

Income from investment operations:
   Net investment income*                                      0.010
   Net realized and unrealized gain (loss)
      on investments                                          (0.050)
                                                    -----------------
Total from investment operations                              (0.040)
                                                    -----------------

Less distributions to shareholders:
    From net investment income                                (0.010)
   From net realized gain on investments                          --
                                                    -----------------

Total distributions to shareholders                           (0.010)
                                                    -----------------

NET ASSET VALUE - END OF PERIOD                     $           9.95
                                                    =================

Total return 1                                                (0.40%)
Ratios (to average net assets)/Supplemental Data:
Expenses*                                                     0.85%2
Net investment income*                                        3.85%2

Portfolio turnover                                                 0%

NET ASSETS - END OF PERIOD (000's omitted)          $             75
                                                    =================


* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenseshad been incurred by the Fund, and had 1993, 1994 and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:






Net investment income                     $0.379   $0.437   $ 0.360  $0.429   $0.192   $ 0.010
Ratios(to average net assets):
   Expenses                                 2.35%    2.28%   2.50%2    2.46%    2.50%   2.50%2
   Net investment income                    3.75%    4.39%   4.33%2    4.52%    4.57%   2.20%2


1 Represents aggregate total return for the period indicated.
2 Annualized.


The accompanying notes are an integral part of the financial statements.

Notes to financial Statements

1. ORGANIZATION
Flexible Yield Series III (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1998, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Flexible Yield Series III Class A Common Stock.

2.   SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
Portfolio securities listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code.
Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
during  such  period.    As  a  result,  the  Fund  may  periodically  make
reclassifications among its capital accounts without impacting the Fund's net asset value.

     MULTIPLE CLASSES OF SHARES OF COMMON STOCK
     The Fund is authorized to issue five classes of shares (Class A, Class B, Class C, Class D, and Class E). Currently, only Class A shares have been issued. The five classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

     OTHER
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $7,221 for the year ended October 31, 1998.

Notes to Financial Statements

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year.
Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $14,494 for the year ended October 31, 1998, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $347 for the year ended October 31, 1998.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $7,694 for the year ended October 31, 1998.

4.     PURCHASES AND SALES OF SECURITIES
Purchases and sales of United States Government securities, other than short-term securities, were $438,013 and $275,215, respectively, for the year ended October 31, 1998.

Notes to Financial Statements

5.   CAPITAL STOCK TRANSACTIONS
Transactions in shares of Flexible Yield Series III Class A Common Stock were:






               For the Year                  For the Year
               Ended 10/31/98                Ended 10/31/97
              ----------------              ----------------

               Shares            Amount      Shares            Amount
              ----------------  ----------  ----------------  ----------
Sold                   64,913   $ 701,793            76,364   $ 754,896
Reinvested              6,198      65,259             6,790      67,166
Repurchased           (42,333)   (453,517)          (62,307)   (620,006)
              ----------------  ----------  ----------------  ----------
Net increase           28,778   $ 313,535            20,847   $ 202,056
              ================  ==========  ================  ==========




The Advisor owned 12,153 shares on October 31, 1998 and 11,513 shares on October 31, 1997.

6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1998.

Independent Auditors' Report


TO THE DIRECTORS OF EXETER FUND, INC.
AND SHAREHOLDERS OF FLEXIBLE YIELD SERIES III:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Flexible Yield Series III(one of the series constituting Exeter Fund, Inc., formerly Manning & Napier Fund, Inc.)
as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended October 31, 1998 and the three-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flexible Yield Series III at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
DECEMBER 4, 1998

Exeter Fund, Inc.

Tax Managed Series

Annual Report
October 31, 1998

Management Discussion and Analysis

Dear Shareholders:

The U.S. economy has continued to slow over the past six months as domestic corporate profits are estimated to be growing at the second slowest pace since the 1990-91 recession, due to the continued financial problems in Asia and an increase in domestic wages. Weak demand for U.S. exports and global deflationary pressures continued to limit earnings growth, while high valuation levels for large capitalization U.S. stocks contributed to disappointments for equity investors. Meanwhile, the Pacific Rim crisis has spread across one-third of the world Gross Domestic Product, leaving no country unaffected.

Even the U.S. market was not immune. The worst of the volatility hit in August, by the end of which the average stock listed on the New York Stock Exchange was down 16.23% for the year, while one out of every three NYSE stocks was down 30% or more. Perhaps of most concern looking forward, the spread between the overvaluation of the narrow, large cap market and the broader market became even wider. As a result of the high valuations and potential for sustained weakness in U.S. stock prices, we have positioned the portfolios' stock allocation away from blue chips and toward foreign stocks and other sectors that have already experienced significant declines from their highs.

Naturally, the difficult stock environment influenced the Tax Managed Series, resulting in a total return of -2.27% over the last 12 months. While our portfolio has experienced some volatility as the crisis has unfolded, we believe that our current focus on stocks with lower valuations has positioned the portfolio to benefit in the future.

We took advantage of the stock market volatility over the past six months both by selling some holdings in order to generate losses to offset gains in the portfolio and by buying stocks at reduced prices. We will continue to utilize such management techniques which help minimize the taxable distributions made by the Series.

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and happy holiday season.

Sincerely,

Exeter Asset Management
1

[graphic]
<pie chart>
Data for pie chart to follow:





 Portfolio Composition - As of 10/31/98

Apparel                                     3%
Software                                    5%
Chemical & Allied Products                  9%
Computer Equipment                          7%
Crude Petroleum & Natural Gas               5%
Electronics & Electrical Equipment          7%
Food & Beverages                            7%
Glass Products                              5%
Nondurable Goods                            4%
Paper & Allied Products                    10%
Restaurants                                 6%
Retail-Specialty Stores                     5%
Technical Instruments & Supplies            8%
Telecommunication Service                   3%
Cash equivalents, and liabilities,
less other assets                           4%
Miscellaneous*                             12%

*Miscellaneous
Air Transportation
Business Services
Computer Integrated Systems Design
Credit Institutions
Leather and Leather Products
Transportation - Railroad
Utilities- Electric

Performance Update as of October 31, 1998






Exeter Fund, Inc. -  Tax Managed Series

                                                               Total Return
Through                                   Growth of $10,000                    Average
10/31/98                                  Investment           Cumulative      Annual

One Year                                 $             9,773          -2.27%     -2.27%
Inception 2                              $            14,855          48.55%     14.09%






Standard & Poor's 500 Total Return

                                                          Total Return
Through                              Growth of $10,000                    Average
10/31/98                             Investment           Cumulative      Annual

One Year                            $            12,199          21.99%     21.99%
Inception 2                         $            19,996          99.96%     25.98%









             Value Line Index
             ------------------

                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
10/31/98     Investment          Cumulative     Annual
             ------------------  -------------  --------

One Year     $            9,147         -8.53%    -8.53%
Inception 2  $           12,805         28.05%     8.58%




The value of a $10,000 investment in the Exeter Fund, Inc. - Tax Managed
Series from its inception (11/1/95) to present
(10/31/98) as compared to the Standard &
Poor's (S&P) 500 Total Return Index and
the Value Line Index. 1

[graphic]
<line chart>
Data for chart to follow:






          Exeter Fund, Inc.     Standard & Poor's 500
          Tax Managed Series    Total Return Index       Value Line Index Total Return Index

11/01/95   10,000               10,000                  10,000
04/30/96   10,980               11,376                  11,154
10/31/96   11,630               12,408                  11,198
04/30/97   13,170               14,233                  11,780
10/31/97   15,200               16,392                  13,998
04/30/98   17,228               20,076                  15,708
10/31/98   14,855               19,996                  12,805




1 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged Capitalization-weighted measure of approximately 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses. The value line index is an unmanaged index that consists of approximately 1,700 securities that are traded on the New York Stock Exchange, the NASDAQ stock Market, and the American Stock Exchange. The index returns are based on a geometric average of relative price changes of the component stocks and do not reflect any fees or expenses.

2  The  Fund  and  Index performance are calculated from November 1, 1995, the
Fund's  inception  date.   The Fund's performance is historical and may not be
indicative of future results.

Investment Portfolio- October 31, 1998




                                                      VALUE
                                             SHARES   (NOTE 2)
COMMON STOCK - 96.54%

AIR TRANSPORTATION - 1.36%
FDX Corp.*                                      200  $ 10,512
                                                     ---------
APPAREL - 3.24%
Liz Claiborne, Inc.                             850    24,969
                                                     ---------
BUSINESS SERVICES - 1.53%
National Data Corp.                             348    11,789
                                                     ---------
CHEMICAL & ALLIED PRODUCTS - 9.47%
Celltech plc* (United Kingdom) (Note 7)       3,500    21,979
Johnson & Johnson                               175    14,263
Pharmacia & Upjohn, Inc.                        375    19,851
Sigma-Aldrich Corp.                             550    16,998
                                                     ---------
                                                       73,091
                                                     ---------

COMPUTER EQUIPMENT - 6.78%
Bell & Howell Co.*                            1,250    33,125
International Game Technology                   850    19,178
                                                     ---------
                                                       52,303
                                                     ---------

Computer Integrated Systems Design - 2.21%
 HBO & Co.                                      650    17,062
                                                     ---------

CREDIT INSTITUTIONS - 0.68%
 Metris Companies                               159     5,227
                                                     ---------

CRUDE PETROLEUM & NATURAL GAS - 4.82%
Gulf Canada Resources Ltd. - ADR (Note 7)     6,900    25,875
Petroleo Brasileiro S.A. (Petrobras) -
   ADR (Note 7)                                 900    11,317
                                                     ---------
                                                       37,192
                                                     ---------
ELECTRONICS & ELECTRICAL EQUIPMENT - 7.38%
Motorola, Inc.                                  700    36,400
Philips Electronics NV - ADR (Note 7)           375    20,578
                                                     ---------
                                                       56,978
                                                     ---------



The accompanying notes are an integral part of the financial statements.
4

Investment Portfolio -  October 31, 1998



                                                  Shares   Value
                                                           (Note 2)

FOOD & BEVERAGES - 6.54%
Allied Domecq plc - ADR (Note 7)                  2,000    18,321
Diageo plc- ADR (Note 7)                            453    19,904
Unilever plc - ADR (Note 7)                         300    12,244
                                                           ------
                                                           50,469
                                                           ------
 GLASS PRODUCTS - 5.09%
Corning, Inc.                                       975    35,405
Libbey, Inc.                                        125     3,875
                                                           ------
                                                           39,280
                                                           ------
LEATHER AND LEATHER PRODUCTS - 2.72%
Gucci Group-ADR (Note 7)                            550    20,969
                                                           ------

NONDURABLE GOODS - 4.36%
Cardinal Health, Inc.                               356    33,664
                                                           ------

PAPER & ALLIED PRODUCTS - 9.69%
Asia Pulp & Paper Co. Ltd. - ADR (Note 7)         2,800    23,275
Fort James Corp.                                    740    29,831
Kimberly-Clark Corp.                                450    21,713
                                                           ------
                                                           74,819
                                                           ------

RESTAURANTS - 5.63%
McDonald's Corp.                                    650    43,469
                                                           ------

RETAIL - SPECIALTY STORES - 4.81%
Fingerhut Companies, Inc.                           500     4,218
Home Depot, Inc.                                    300    13,050
Tandy Corp.                                         400    19,825
                                                           ------
                                                           37,093
                                                           ------
SOFTWARE - 5.36%
Oracle Corp.*                                     1,400    41,388
                                                           ------

TECHNICAL INSTRUMENTS & SUPPLIES - 7.55%
Eastman Kodak Co.                                   450    34,875
Millipore Corp.                                     950    23,394
                                                           ------
                                                           58,269
                                                           ------
TELECOMMUNICATION SERVICES - 3.20%
Telecomunicacoes Brasileiras S.A. (Telebras) -
ADR*(Note 7)                                        325    24,680
                                                           ------



The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio -  October 31, 1998



                                              Shares    Value
                                                        (Note 2)

TRANSPORTATION - RAILROAD - 1.96%
Canadian National Railway Co. - ADR (Note 7)     300      $15,131

UTILITIES-ELECTRIC - 2.16%
Enersis SA - ADR (Note 7)                         800      16,700
                                                        ---------

TOTAL COMMON STOCK
(Identified Cost  $692,581)                               745,054
                                                        ---------

SHORT-TERM INVESTMENTS - 4.29%
Dreyfus Treasury Cash Management Fund
(Identified Cost  $33,134)                     33,134      33,134
                                                        ---------


TOTAL INVESTMENTS - 100.83%
(Identified Cost  $725,715)                              778,188

LIABILITIES, LESS OTHER ASSETS - (0.83)%                  (6,442)
                                                        ---------

NET ASSETS - 100%                                       $771,746
                                                        =========




*Non-income producing security

FEDERAL TAX INFORMATION:

At October 31, 1998, the net unrealized appreciation based on identified cost for Federal income tax purposes of $733,803 was as follows:

Aggregate gross unrealized appreciation for all investments
In which there was an excess of value over tax cost                                $100,229

Aggregate gross unrealized depreciation for all investments in
Which there was an excess of tax cost over value                                   (55,844)
                                                                                   ---------

UNREALIZED APPRECIATION - NET                                                       $44,385
                                                                                   =========



The accompanying notes are an integral part of the financial statements.
6

Statement of Assets and Liabilities



October 31, 1998

ASSETS:

Investments, at value (identified cost $725,715)(Note 2)  $778,188
Cash                                                           575
Dividends receivable                                           481
Receivable from investment advisor (Note 3)                 20,843
                                                          ---------

TOTAL ASSETS                                               800,087
                                                          ---------


LIABILITIES:

Accrued Directors' fees (Note 3)                             6,772
Transfer agent fees payable (Note 3)                           168
Audit fee payable                                            9,246
Other payables and accrued expenses                         12,155
                                                          ---------

TOTAL LIABILITIES                                           28,341
                                                          ---------

NET ASSETS FOR 53,364 SHARES OUTSTANDING                  $771,746
                                                          =========


NET ASSETS CONSIST OF:

Capital stock                                             $    534
Additional paid-in-capital                                 714,468
Undistributed net investment income                          5,151
Accumulated net realized loss on investments                  (880)
Net unrealized appreciation on investments                  52,473
                                                          ---------

TOTAL NET ASSETS                                          $771,746
                                                          =========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($771,746/53,364 shares)                               $  14.46
                                                          =========




The accompanying notes are an integral part of the financial statements.
7

Statement of Operations







FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $339)           $  11,029
Interest                                                      2,535
                                                          ----------

Total Investment Income                                      13,564
                                                          ----------


EXPENSES:

Management fees (Note 3)                                      7,011
Directors' fees (Note 3)                                      7,696
Transfer agent fees (Note 3)                                    168
Audit fee                                                    10,730
Registration and filing fees                                  5,736
Custodian fee                                                 2,248
Legal fees                                                    1,850
Miscellaneous                                                   828
                                                          ----------

Total Expenses                                               36,267

 Less Reduction of Expenses (Note 3)                        (27,854)
                                                          ----------

Net Expenses                                                  8,413
                                                          ----------

NET INVESTMENT INCOME                                         5,151
                                                          ----------


REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:

Net realized loss on investments (identified cost basis)       (878)
Net change in unrealized appreciation on investments        (37,135)
                                                          ----------

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS                                              (38,013)
                                                          ----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                         ($32,862)
                                                          ==========




The accompanying notes are an integral part of the financial statements.
8

Statements of Changes in Net Assets







                                                         For the     For the
                                                          Year        Year
                                                          Ended       Ended
                                                         10/31/98    10/31/97
                                                        ----------  ----------
 INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)                                5,151       ($289)
Net realized gain(loss) on investments                       (878)     14,448
 Net change in unrealized appreciation on investments     (37,135)     58,457
                                                        ----------  ----------

 Net increase(decrease) from operations                   (32,862)     72,616
                                                        ----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net realized gain on investments                     (14,205)         --
                                                        ----------  ----------

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share
   transactions (Note 5)                                  294,616     227,201
                                                        ----------  ----------

Net increase in net assets                                247,549     299,817

NET ASSETS:

Beginning of period                                       524,197     224,380
                                                        ----------  ----------

END OF PERIOD (including undistributed net investment
   Income of $5,151 and $0, respectively)               $ 771,746   $ 524,197
                                                        ==========  ==========




The accompanying notes are an integral part of the financial statements.
9

Financial Highlights







                                                       For the         For the         For the Year
                                                        Year Ended      Year Ended      Ended
                                                           10/31/98        10/31/97         10/31/96
                                                      --------------  --------------  ---------------
 Per share data (for a share outstanding throughout
each period):

NET ASSET VALUE - BEGINNING OF PERIOD                 $       15.20   $       11.63   $        10.00
                                                      --------------  --------------  ---------------

Income from investment operations:
   Net investment income (loss)*                              0.097          (0.008)          (0.020)
   Net realized and unrealized gain (loss)
      on investments                                         (0.440)          3.578            1.650
                                                      --------------  --------------  ---------------

Total from investment operations                             (0.343)          3.570            1.630
                                                      --------------  --------------  ---------------

Less distributions to shareholders:
   From net realized gain on investments                     (0.397)             --               --
                                                      --------------  --------------  ---------------

NET ASSET VALUE - END OF PERIOD                       $       14.46   $       15.20   $        11.63
                                                      ==============  ==============  ===============

Total return 1                                               (2.27%)          30.70%           16.30%

Ratios (to average net assets) / Supplemental Data:
    Expenses*                                                  1.20%           1.20%            1.20%
    Net investment income (loss)*                              0.73%         (0.09%)          (0.21%)

Portfolio turnover                                               65%            103%              78%

NET ASSETS - END OF PERIOD (000's omitted)            $         772   $         524   $          224
                                                      ==============  ==============  ===============


*The investment advisor did not impose its management fee and paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, and had 1996 expenses been limited to that allowed by state securities law, the net investment loss per share and the ratios would have been as follows:






Net investment income (loss)                                     ($0.431)  ($0.620)  ($0.144)

Ratios (to average net assets):
   Expenses                                                         5.17%     8.08%     2.50%
   Net investment loss                                            (3.24%)   (6.97%)   (1.51%)

1 Represents aggregate total return for the period indicated.




The accompanying notes are an integral part of the financial statements.
10

Notes to Financial Statements

1.     ORGANIZATION
Tax Managed Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of October 31, 1998, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Tax Managed Series Class A Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent that the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code.
Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

FEDERAL INCOME TAXES(continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, character reclassification between net income and net gains, or other tax adjustments. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders
during  such  period.    As  a  result,  the  Fund  may  periodically  make
reclassifications among its capital accounts without impacting the Fund's net asset value.

     FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

MULTIPLE CLASSES OF SHARES OF COMMON STOCK

The Fund is authorized to issue five classes of shares (Class A, Class B, Class C, Class D, and Class E shares). Currently, only Class A shares have been issued. The five classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

     OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.     TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Fund's average daily net assets. The fee amounted to $7,011 for the year ended October 31, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $20,843 for the year ended October 31, 1998, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $168 for the year ended October 31, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $7,696 for the year ended October 31, 1998.

NOTES TO FINANCIAL STATEMENTS

4.     PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $748,175 and $428,217, respectively.

5. CAPITAL STOCK TRANSACTIONS



Transactions in shares of Tax Managed Series Class A Common Stock were:


               For the Year                  For the Year
               Ended 10/31/98                Ended 10/31/97
               --------------              ----------------
                Shares            Amount          Shares        Amount
               --------------  ----------  ----------------  ---------
Sold            33,205         $ 509,255            16,041   $239,934
Reinvested         962            13,996                 -          -
Repurchased    (15,294)         (228,635)             (850)   (12,733)
               --------------  ----------  ----------------  ---------
Net increase    18,873         $ 294,616            15,191   $227,201
               ==============  ==========  ================  =========

The Advisor owned 12,841 shares on October 31, 1998 and 12,500 shares on October 31, 1997.

6.     FINANCIAL INSTRUMENTS
       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on October 31, 1998.

7.     FOREIGN SECURITIES
          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse
political  and  economic  developments.    Moreover,  securities  of  foreign
companies and foreign governments may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

INDEPENDENT AUDITORS' REPORT

TO THE DIRECTORS OF EXETER FUND, INC.
AND SHAREHOLDERS OF TAX MANAGED SERIES:

We have audited the accompanying statement of assets and liabilities including
the  investment  portfolio,  of    Tax  Managed  Series  (one  of  the  series
constituting Exeter Fund, Inc., formerly Manning & Napier Fund, Inc.) as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1998 and 1997, and the financial highlights for each of the three years in the three year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series at October 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
DECEMBER 4, 1998